John Hancock
                                                                    Equity Funds

                                                                      Prospectus

                                                                     May 1, 2000

--------------------------------------------------------------------------------

                                                                   Balanced Fund
                                                                Core Equity Fund
                                                                Core Growth Fund
                                                                 Core Value Fund
                                                           Large Cap Growth Fund
                                                            Large Cap Value Fund
                                                             Mid Cap Growth Fund
                                                           Small Cap Growth Fund
                                                            Small Cap Value Fund
                                                        Sovereign Investors Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                      [LOGO] JOHN HANCOCK FUNDS
                                             A Global Investment Management Firm

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary          Balanced Fund                                  4
of goals, strategies, risks,
performance and expenses.       Core Equity Fund                               6

                                Core Growth Fund                               8

                                Core Value Fund                               10

                                Large Cap Growth Fund                         12

                                Large Cap Value Fund                          14

                                Mid Cap Growth Fund                           16

                                Small Cap Growth Fund                         18

                                Small Cap Value Fund                          20

                                Sovereign Investors Fund                      22


Policies and instructions for   Your account
opening, maintaining and        Choosing a share class                        24
closing an account in any       How sales charges are calculated              24
equity fund.                    Sales charge reductions and waivers           25
                                Opening an account                            26
                                Buying shares                                 27
                                Selling shares                                28
                                Transaction policies                          30
                                Dividends and account policies                30
                                Additional investor services                  31


Further information on the      Fund details
equity funds.                   Business structure                            32
                                Financial highlights                          33


                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT TEAM

All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities.


At least 75% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

At least 25% of assets will be invested in senior debt securities. The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.


Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1994
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1993    1994    1995     1996    1997    1998    1999

                         11.38%  -3.51%  24.23%   12.13%  20.79%  14.01%   3.89%

2000 total return as of March 31: -3.99%
Best quarter: Q4 '98, 11.38%  Worst quarter: Q3 '99, -4.89%


--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                        Life of        Life of
                            1 year        5 year        Class A        Class B

Class A - began 10/5/92     -1.30%        13.61%        10.67%         --
Class B - began 10/5/92     -1.83%        13.77%        --             10.70%
Class C - began 5/1/99      --            --            --             --
Index                       21.03%        28.54%        21.83%         21.83%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.60%        0.60%        0.60%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.32%        0.32%        0.32%
 Total fund operating expenses                1.22%        1.92%        1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $618         $868         $1,137       $1,903
 Class B - with redemption       $695         $903         $1,237       $2,061
         - without redemption    $195         $603         $1,037       $2,061
 Class C - with redemption       $392         $697         $1,126       $2,321
         - without redemption    $293         $697         $1,126       $2,321


FUND CODES

Class A
---------------------------------------
Ticker            SVBAX
CUSIP             47803P104
Newspaper         BalA
SEC number        811-0560
JH fund number    36

Class B
---------------------------------------
Ticker            SVBBX
CUSIP             47803P203
Newspaper         BalB
SEC number        811-0560
JH fund number    136

Class C
---------------------------------------
Ticker            --
CUSIP             47803P708
Newspaper         --
SEC number        811-0560
JH fund number    536

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced


o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                  1992    1993    1994    1995     1996    1997    1998    1999

                  9.01%  16.12%  -2.14%  37.20%   21.24%  29.19%  28.84%  12.37%

2000 total return as of March 31: 1.90%
Best quarter: Q4 '98, 24.17% Worst quarter: Q3 '98, -12.75%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                  Life of    Life of     Life of
                          1 year      5 year      Class A    Class B     Class C

 Class A - began 6/10/91  6.74%       24.21%      17.50%     --          --
 Class B - began 9/7/95   6.59%       --          --         22.07%      --
 Class C - began 5/1/98   10.59%      --          --         --          12.74%
 Index                    21.03%      28.54%      19.80%     26.58%      19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.74%        0.74%        0.74%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.33%        0.33%        0.33%
 Total fund operating expenses                1.37%        2.07%        2.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $633         $913         $1,212       $2,064
 Class B - with redemption       $710         $949         $1,314       $2,221
         - without redemption    $210         $649         $1,114       $2,221
 Class C - with redemption       $407         $742         $1,202       $2,476
         - without redemption    $308         $742         $1,202       $2,476


FUND CODES

Class A
---------------------------------------
Ticker            JHDCX
CUSIP             409902707
Newspaper         CoreEqA
SEC number        811-1677
JH fund number    25

Class B
---------------------------------------
Ticker            JHIDX
CUSIP             409902806
Newspaper         CoreEqB
SEC number        811-1677
JH fund number    125

Class C
---------------------------------------
Ticker            JHCEX
CUSIP             409902863
Newspaper         CoreEqC
SEC number        811-1677
JH fund number    525

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Core Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced


o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The year-by-year and average annual figures are for Class I shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. However, Class I shares' average annual figures do not reflect sales charges or 12b-1 fees which were imposed beginning July 1, 1999 for Class A, B and C shares. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999

                                                  20.52%  36.22%  37.94%  20.00%


2000 total return as of March 31: 8.99%


Best quarter: Q4 '98, 27.44% Worst quarter: Q3 '98, -12.00%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                         Life of
                                                            1 year       Class I

 Class I - began 10/2/95                                    20.00%       27.96%
 Class A - began 7/1/99                                     --           --
 Class B - began 7/1/99                                     --           --
 Class C - began 7/1/99                                     --           --
 Index                                                      33.16%       30.53%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

{Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

{Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year adjusted to reflect any changes.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)                Class A   Class B   Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                           5.00%     none      1.00%
 Maximum deferred sales charge (load)
 (as a % of purchase or sales price,
 whichever is less)                                 none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
 Management fee                                     0.80%     0.80%     0.80%
 Distribution and service (12b-1) fees              0.30%     1.00%     1.00%
 Other expenses                                     1.18%     1.18%     1.18%
 Total fund operating expenses                      2.28%     2.98%     2.98%
 Expense reimbursement (at least until 7/1/00)      1.03%     1.03%     1.03%
 Net annual operating expenses                      1.25%     1.95%     1.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $621         $1,152       $1,708       $3,218
 Class B - with redemption       $698         $1,196       $1,817       $3,368
         - without redemption    $198         $  896       $1,617       $3,368
 Class C - with redemption       $395         $  987       $1,701       $3,593
         - without redemption    $296         $  987       $1,701       $3,593


(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JACGX
CUSIP             410132849
Newspaper         CoreGrA
SEC number        811-8852
JH fund number    79

Class B
---------------------------------------
Ticker            JBCGX
CUSIP             410132831
Newspaper         CoreGrB
SEC number        811-8852
JH fund number    179

Class C
---------------------------------------
Ticker            --
CUSIP             410132823
Newspaper         --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY

{Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced


o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
--------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees will be imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999

                                                  20.66%  30.63%  18.79%   4.65%


2000 total return as of March 31: -2.52%


Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                         Life of
                                                            1 year       Class A

 Class A - began 10/2/95                                    -0.60%       17.80%
 Class B - began 7/1/99                                     --           --
 Class C - began 7/1/99                                     --           --
 Index                                                      7.35%        20.09%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year, adjusted to reflect any changes.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)                Class A   Class B   Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                           5.00%     none      1.00%
 Maximum deferred sales charge (load)
 (as a % of purchase or sales price,
 whichever is less)                                 none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
 Management fee                                     0.80%     0.80%     0.80%
 Distribution and service (12b-1) fees              0.30%     1.00%     1.00%
 Other expenses                                     1.08%     1.08%     1.08%
 Total fund operating expenses                      2.18%     2.88%     2.88%
 Distribution and service (12b-1) fee reduction
 (until 7/1/00)                                     0.30%     --        --
 Expense reimbursement (at least until 7/1/00)      0.93%     0.93%     0.93%
 Net annual operating expenses                      0.95%     1.95%     1.95%

The hypothetical example below shows what your expenses would be after the fee reduction and expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $592         $1,105       $1,643       $3,109
 Class B - with redemption       $698         $1,176       $1,777       $3,281
         - without redemption    $198         $  876       $1,577       $3,281
 Class C - with redemption       $395         $  897       $1,661       $3,509
         - without redemption    $296         $  897       $1,661       $3,509

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------------------
Ticker            --
CUSIP             410132815
Newspaper         --
SEC number        811-8852
JH fund number    188

Class C
---------------------------------------
Ticker            --
CUSIP             410132799
Newspaper         --
SEC number        811-8852
JH fund number    588

Large Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $316 million to $553.02 billion as of March 31, 2000).


In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries

The fund generally invests in 30 to 60 U.S. companies that are diversified across sectors. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER

Team responsible for day-to-day
investment management

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-8.34%  41.68%    6.06%  13.03%  -7.50%  27.17%   20.40%  16.70%  26.42%  20.52%


2000 total return as of March 31: 1.28%


Best quarter:  Q4 '98, 22.38% Worst quarter:  Q3 '90, -18.75%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class B    Class C

 Class A                    14.48%     20.93%     14.02%     --         --
 Class B - began 1/3/94     14.73%     21.11%     --         16.08%     --
 Class C - began 6/1/98     18.69%     --         --         --         23.26%
 Index                      21.03%     28.54%     18.19%     23.55%     22.32%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.75%        0.75%        0.75%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.30%        0.30%        0.30%
 Total fund operating expenses                1.35%        2.05%        2.05%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $631         $906         $1,202       $2,043
 Class B - with redemption       $708         $943         $1,303       $2,200
         - without redemption    $208         $643         $1,103       $2,200
 Class C - with redemption       $405         $736         $1,192       $2,455
         - without redemption    $306         $736         $1,192       $2,455


FUND CODES

Class A
---------------------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
---------------------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
---------------------------------------
Ticker            --
CUSIP             409906849
Newspaper         --
SEC number        811-4630
JH fund number    520

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Large Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $316 million to $553.02 billion as of March 31, 2000).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1985

R. Scott Mayo, CFA
---------------------------------------
Joined team in 2000
Joined adviser in 1998
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-0.44%  32.29%    6.02%   9.74%  -8.49%  36.74%   22.21%  36.71%  15.94%  37.89%

2000 total return as of March 31: 8.07%
Best quarter: Q4 '99, 31.65% Worst quarter: Q3 '98, -12.94%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class B    Class C

 Class A                    30.99%     28.25%     17.15%     --         --
 Class B - began 8/22/91    31.95%     28.49%     --         18.21%     --
 Class C - began 5/1/98     35.94%     --         --         --         21.33%
 Index                      21.03%     28.54%     18.19%     19.73%     19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred s ales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.625%       0.625%       0.625%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.295%       0.295%       0.295%
 Total fund operating expenses                1.17%        1.92%        1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $613         $853         $1,111       $1,849
 Class B - with redemption       $695         $903         $1,237       $2,048
         - without redemption    $195         $603         $1,037       $2,048
 Class C - with redemption       $392         $697         $1,126       $2,321
         - without redemption    $293         $697         $1,126       $2,321


FUND CODES

Class A
---------------------------------------
Ticker            TAGRX
CUSIP             41013P103
Newspaper         LgCpVIA
SEC number        811-0560
JH fund number    50

Class B
---------------------------------------
Ticker            TSGWX
CUSIP             41013P202
Newspaper         LgCpVIB
SEC number        811-0560
JH fund number    150

Class C
---------------------------------------
Ticker            JHLVX
CUSIP             41013P301
Newspaper         LgCpVIC
SEC number        811-0560
JH fund number    550

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $171 million to $66.54 billion as of March 31, 2000).


The manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER


Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1973


PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1994    1995     1996    1997    1998    1999

                                 -8.76%  34.24%   29.05%   2.37%   6.53%  58.17%


2000 total return as of March 31: 12.79%
Best quarter:  Q4 '98, 22.66% Worst quarter:  Q3 '98, -21.36%


--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                 Life of     Life of    Life of
                           1 year     5 year     Class A     Class B    Class C

 Class A - began 11/1/93   50.24%     23.19%     16.58%      --         --
 Class B - began 11/1/93   52.21%     23.44%     --          16.75%     --
 Class C - began 6/1/98    56.11%     --         --          --         34.27%
 Index 1                   21.03%     28.54%     23.07%      23.07%     22.32%
 Index 2                   18.23%     21.86%     17.21%      17.21%     36.63%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.80%        0.80%        0.80%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.50%        0.50%        0.50%
 Total fund operating expenses                1.60%        2.30%        2.30%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
 Class A                         $655         $  980       $1,327       $2,305
 Class B - with redemption       $733         $1,018       $1,430       $2,461
         - without redemption    $233         $  718       $1,230       $2,461
 Class C - with redemption       $430         $  811       $1,318       $2,709
         - without redemption    $331         $  811       $1,318       $2,709


FUND CODES

Class A
---------------------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
---------------------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
---------------------------------------
Ticker            --
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $23 million to $10.45 billion as of March 31, 2000).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began business career in 1986

Laura J. Allen, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1981

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-1.15%  58.82%   12.13%  11.82%  -1.49%  42.13%   12.95%  14.45%  11.65%  63.62%


2000 total return as of March 31: 14.03%
Best quarter: Q4 '99, 43.58% Worst quarter: Q3 '90, -23.09%


--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class A    Class C

 Class A - began 8/22/91    56.65%     27.03%     --         20.50%     --
 Class B                    58.62%     27.25%     20.60%     --         --
 Class C - began 6/1/98     62.59%     --         --         --         45.00%
 Index 1                    21.26%     16.69%     13.40%     15.19%     7.92%
 Index 2                    43.09%     18.99%     13.51%     14.65%     22.94%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred s ales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.75%        0.75%        0.75%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.34%        0.34%        0.34%
 Total fund operating expenses                1.34%        2.09%        2.09%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $630         $903         $1,197       $2,032
 Class B - with redemption       $712         $955         $1,324       $2,229
         - without redemption    $212         $655         $1,124       $2,229
 Class C - with redemption       $409         $748         $1,212       $2,497
         - without redemption    $310         $748         $1,212       $2,497


FUND CODES

Class A
---------------------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
---------------------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
---------------------------------------
Ticker            --
CUSIP             478032501
Newspaper         --
SEC number        811-3392
JH fund number    560

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Small Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $23 million to $10.45 billion as of March 31, 2000).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indices or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1985

R. Scott Mayo, CFA
---------------------------------------
Joined team in 2000
Joined adviser in 1998
Began business career in 1993


PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1994    1995     1996    1997    1998    1999

                                  7.81%  20.26%   12.91%  25.25%  -2.10%  98.25%


2000 total return as of March 31: 10.76%


Best quarter:  Q4 '99, 47.75% Worst quarter:  Q3 '98, -21.43%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                  Life of    Life of    Life of
                            1 year     5 year     Class A    Class B    Class C

 Class A - began 1/3/94     88.27%     25.69%     22.54%     --         --
 Class B - began 1/3/94     92.03%     25.90%     --         22.67%     --
 Class C - began 5/1/98     95.94%     --         --         --         39.67%
 Index                      21.26%     16.69%     13.39%     13.39%     4.00%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.70%        0.70%        0.70%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.54%        0.54%        0.54%
 Total fund operating expenses                1.54%        2.24%        2.24%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $649         $  962       $1,297       $2,243
 Class B - with redemption       $727         $1,000       $1,400       $2,399
         - without redemption    $227         $  700       $1,200       $2,399
 Class C - with redemption       $424         $  793       $1,288       $2,649
         - without redemption    $325         $  793       $1,288       $2,649


FUND CODES

Class A
---------------------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
---------------------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
---------------------------------------
Ticker            SPVCX
CUSIP             409905882
Newspaper         --
SEC number        811-3999
JH fund number    537

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2000, that range was $316 million to 553.02 billion.


All of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1983
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

 4.38%  30.48%    7.23%   5.71%  -1.85%  29.15%   17.57%  29.14%  15.62%   5.91%

2000 total return as of March 31: -6.02%
Best quarter: Q4 '98, 15.55% Worst quarter: Q3 '90, -9.03%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                           1 year      5 year     10 year    Class B    Class C

 Class A                   0.60%       17.93%     13.23%     --         --
 Class B - began 1/3/94    0.20%       18.06%     --         14.55%     --
 Class C - began 5/1/98    4.17%       --         --         --         6.24%
 Index                     21.03%      28.54%     18.19%     23.55%     19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.



================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.54%        0.54%        0.54%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.21%        0.21%        0.21%
 Total fund operating expenses                1.05%        1.75%        1.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $602         $817         $1,050       $1,718
 Class B - with redemption       $678         $851         $1,149       $1,878
         - without redemption    $178         $551         $  949       $1,878
 Class C - with redemption       $375         $646         $1,039       $2,142
         - without redemption    $276         $646         $1,039       $2,142


FUND CODES

Class A
---------------------------------------
Ticker            SOVIX
CUSIP             47803P302
Newspaper         SvInvA
SEC number        811-0560
JH fund number    29

Class B
---------------------------------------
Ticker            SOVBX
CUSIP             47803P401
Newspaper         SvInvB
SEC number        811-0560
JH fund number    129

Class C
---------------------------------------
Ticker            SOVCX
CUSIP             47803P609
Newspaper         --
SEC number        811-0560
JH fund number    529

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------


o     A front-end sales charge, as described at right.


o Distribution and service (12b-1) fees of 0.30% (0.25% for Large Cap Value and Small Cap Growth).

--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C
--------------------------------------------------------------------------------


o     A front-end sales charge, as described at right.


o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.


Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.


Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $49,999              5.00%           5.26%
 $50,000 - $99,999          4.50%           4.71%
 $100,000 - $249,999        3.50%           3.63%
 $250,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below


--------------------------------------------------------------------------------
 Class C sales charges
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $1,000,000              1.00%           1.01%
 $1,000,000 and over           none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:


--------------------------------------------------------------------------------
 CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                            CDSC on shares
 Your investment                            being sold
 First $1M - $4,999,999                     1.00%
 Next $1 - $5M above that                   0.50%
 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


24  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
                                         CDSC on shares
 Years after purchase                    being sold
 1st year                                5.00%
 2nd year                                4.00%
 3rd or 4th year                         3.00%
 5th year                                2.00%
 6th year                                1.00%
 After 6th year                          none


--------------------------------------------------------------------------------
 Class C deferred charges
--------------------------------------------------------------------------------
 Years after purchase                    CDSC
 1st year                                1.00%
 After 1st year                          none


For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                YOUR ACCOUNT  25

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o certain John Hancock insurance contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


26 YOUR ACCOUNT

--------------------------------------------------------------------------------
 Buying shares
--------------------------------------------------------------------------------
            Opening an account          Adding to an account

By check

[Clip Art]  o Make out a check for      o Make out a check for the investment
              the investment amount,      amount payable to "John Hancock
              payable to "John            Signature Services, Inc."
              Hancock Signature
              Services, Inc."           o Fill out the detachable investment
                                          slip from an account statement. If no
            o Deliver the check and       slip is available, include a note
              your completed              specifying the fund name, your share
              application to your         class, your account number and the
              financial                   name(s) in which the account is
              representative, or mail     registered.
              them to Signature
              Services (address         o Deliver the check and your investment
              below).                     slip or note to your financial
                                          representative, or mail them to
                                          Signature Services (address below).

By exchange

[Clip Art]  o Call your financial       o Log on to www.jhfunds.com to process
              representative or           exchanges between funds.
              Signature Services to
              request an exchange.      o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services to request an
                                          exchange.

By wire

[Clip Art]  o Deliver your completed   o Instruct your bank to wire the amount
              application to your        of your investment to:
              financial                    First Signature Bank & Trust
              representative, or mail      Account # 900000260
              it to Signature              Routing # 211475000
              Services.

            o Obtain your account      Specify the fund name, your share class,
              number by calling your   your account number and the name(s) in
              financial                which the account is registered. Your
              representative or        bank may charge a fee to wire funds.
              Signature Services.

            o Instruct your bank to
              wire the amount of your
              investment to:

                First Signature Bank
                  & Trust
                Account # 900000260
                Routing # 211475000

            Specify the fund name,
            your choice of share
            class, the new account
            number and the name(s)
            in which the account is
            registered. Your bank
            may charge a fee to
            wire funds.

By Internet

[Clip Art]  See "By exchange" and       o Verify that your bank or credit union
            "By wire."                    is a member of the Automated Clearing
                                          House (ACH) system.

                                        o Complete the "Bank Information"
                                          section on your account application.

                                        o Log on to www.jhfunds.com to initiate
                                          purchases using your authorized bank
                                          account.

By phone

[Clip Art]  See "By exchange" and       o Verify that your bank or credit union
            "By wire."                    is a member of the Automated Clearing
                                          House (ACH) system.

                                        o Complete the "Bank Information"
                                          section on your account application.

                                        o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services between 8 A.M. and
                                          4 P.M. Eastern Time on most business
                                          days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 27

--------------------------------------------------------------------------------
 Selling shares
--------------------------------------------------------------------------------
            Designed for                To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.     o Write a letter of instruction or
                                          complete a stock power indicating the
            o Sales of any amount.        fund name, your share class, your
                                          account number, the name(s) in which
                                          the account is registered and the
                                          dollar value or number of shares you
                                          wish to sell.

                                        o Include all signatures and any
                                          additional documents that may be
                                          required (see next page).

                                        o Mail the materials to Signature
                                          Services.

                                        o A check will be mailed to the name(s)
                                          and address in which the account is
                                          registered, or otherwise according to
                                          your letter of instruction.

By Internet

[Clip Art]  o Most accounts.            o Log on to www.jhfunds.com to initiate
                                          redemptions from your funds.
            o Sales of up to
              $100,000.

By phone

[Clip Art]  o Most accounts.            o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
            o Sales of up to              phone at 1-800-338-8080.
              $100,000.
                                        o Call your financial representative or
                                          Signature Services between 8 A.M. and
                                          4 P.M. Eastern Time on most business
                                          days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to     o To verify that the Internet or
              sell any amount.            telephone redemption privilege is in
                                          place on an account, or to request the
            o Requests by Internet or     form to add it to an existing account,
              phone to sell up to         call Signature Services.
              $100,000.
                                        o Amounts of $1,000 or more will be
                                          wired on the next business day. A $4
                                          fee will be deducted from your
                                          account.

                                        o Amounts of less than $1,000 may be
                                          sent by EFT or by check. Funds from
                                          EFT transactions are generally
                                          available by the second business day.
                                          Your bank may charge a fee for this
                                          service.

By exchange

[Clip Art]  o Accounts of any type.     o Obtain a current prospectus for the
                                          fund into which you are exchanging by
            o Sales of any amount.        Internet or by calling your financial
                                          representative or Signature Services.

                                        o Log on to www.jhfunds.com to process
                                          exchanges between your funds.

                                        o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services to request an
                                          exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


28  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
 Seller                                 Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

 Owners of individual, joint or         o Letter of instruction.
 UGMA/UTMA accounts (custodial
 accounts for minors).                  o On the letter, the signatures of all
                                          persons authorized to sign for the
                                          account, exactly as the account is
                                          registered.

                                        o Signature guarantee if applicable (see
                                          above).

 Owners of corporate, sole              o Letter of instruction.
 proprietorship, general partner or
 association accounts.                  o Corporate business/organization
                                          resolution, certified within the past
                                          12 months, or a John Hancock Funds
                                          business/ organization certification
                                          form.

                                        o On the letter and the resolution, the
                                          signature of the person(s) authorized
                                          to sign for the account.

                                        o Signature guarantee if applicable (see
                                          above).

 Owners or trustees of trust            o Letter of instruction.
 accounts.
                                        o On the letter, the signature(s) of the
                                          trustee(s).

                                        o Copy of the trust document certified
                                          within the past 12 months or a John
                                          Hancock Funds trust certification
                                          form.

                                        o Signature guarantee if applicable (see
                                          above).

 Joint tenancy shareholders with        o Letter of instruction signed by
 rights of survivorship whose             surviving tenant.
 co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable (see
                                          above).

 Executors of shareholder estates.      o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12 months.

                                        o Signature guarantee if applicable (see
                                          above).

 Administrators, conservators,          o Call 1-800-225-5291 for instructions.
 guardians and other sellers or
 account types not listed above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 29

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Balanced and Sovereign Investors funds typically pay income dividends quarterly. Core Value typically pays income dividends annually. The other funds do not usually pay income dividends. Most of these dividends are from capital gains.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to


30 YOUR ACCOUNT
you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 31

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Core Growth, Core Value, Large Cap Value, Mid Cap Growth and Small Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:


--------------------------------------------------------------------------------
 Fund                                      % of net assets
--------------------------------------------------------------------------------
 Balanced                                  0.60%
 Core Equity                               0.74%
 Core Growth                               0.00%
 Core Value                                0.00%
 Large Cap Growth                          0.75%
 Large Cap Value                           0.625%
 Mid Cap Growth                            0.80%
 Small Cap Growth                          0.75%
 Small Cap Value                           0.70%
 Sovereign Investors                       0.54%


             ------------------------------------------------------
                                  Shareholders
             ------------------------------------------------------

  Distribution and
shareholder services

             ------------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
             ------------------------------------------------------

             ------------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
             ------------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

             ------------------------------------------------------
                                   Subadviser

                            Independence Investment
                                Associates, Inc.
                                53 State Street
                                Boston, MA 02109

                               Provides portfolio
                             management to certain
                                     funds.
             ------------------------------------------------------

             ------------------------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
             ------------------------------------------------------

                                                                         Asset
                                                                      management

             ------------------------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
             ------------------------------------------------------

             ------------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
             ------------------------------------------------------


32  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.


-----------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                 12/95      12/96      12/97      12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.84     $11.75     $12.27     $13.33      $14.06
Net investment income (loss)(1)                                          0.44       0.41       0.37       0.36        0.35
Net realized and unrealized gain (loss) on investments                   1.91       0.99       2.14       1.47        0.18
Total from investment operations                                         2.35       1.40       2.51       1.83        0.53
Less distributions:
  Dividends from net investment income                                  (0.44)     (0.41)     (0.37)     (0.36)      (0.36)
  Distributions in excess of net investment income                         --         --         --         --       (0.00)(2)
  Distributions from net realized gain on investments sold                 --      (0.47)     (1.08)     (0.74)      (0.18)
  Total distributions                                                   (0.44)     (0.88)     (1.45)     (1.10)      (0.54)
Net asset value, end of period                                         $11.75     $12.27     $13.33     $14.06      $14.05
Total investment return at net asset value(3) (%)                       24.23      12.13      20.79      14.01        3.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           69,811     71,242     84,264     97,072     130,690
Ratio of expenses to average net assets (%)                              1.27       1.29       1.22       1.21        1.22
Ratio of net investment income (loss) to average net assets (%)          3.99       3.33       2.77       2.61        2.47
Portfolio turnover rate (%)                                                45         80        115         83          94

-----------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                 12/95      12/96      12/97      12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.84     $11.74     $12.27     $13.33      $14.06
Net investment income (loss)(1)                                          0.36       0.32       0.28       0.27        0.26
Net realized and unrealized gain (loss) on investments                   1.90       1.01       2.14       1.46        0.17
Total from investment operations                                         2.26       1.33       2.42       1.73        0.43
Less distributions:
  Dividends from net investment income                                  (0.36)     (0.33)     (0.28)     (0.26)      (0.26)
  Distributions in excess of net investment income                         --         --         --         --       (0.00)(2)
  Distributions from net realized gain on investments sold                 --      (0.47)     (1.08)     (0.74)      (0.18)
  Total distributions                                                   (0.36)     (0.80)     (1.36)     (1.00)      (0.44)
Net asset value, end of period                                         $11.74     $12.27     $13.33     $14.06      $14.05
Total investment return at net asset value(3) (%)                       23.30      11.46      19.96      13.23        3.16
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           87,827     90,855    101,249    115,682     111,564
Ratio of expenses to average net assets (%)                              1.96       1.99       1.91       1.88        1.92
Ratio of net investment income (loss) to average net assets (%)          3.31       2.63       2.08       1.93        1.76
Portfolio turnover rate (%)                                                45         80        115         83          94


                                                                 FUND DETAILS 33

Balanced Fund continued

--------------------------------------------------------------------------------
Class C - period ended:                                              12/99(4)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $14.60
Net investment income (loss)(1)                                       0.19
Net realized and unrealized gain (loss) on investments               (0.37)
Total from investment operations                                     (0.18)
Less distributions:
  Dividends from net investment income                               (0.19)
  Distributions in excess of net investment income                   (0.00)(2)
  Distributions from net realized gain on investments sold           (0.18)
  Total distributions                                                (0.37)
Net asset value, end of period                                      $14.05
Total investment return at net asset value(3) (%)                    (1.15)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           330
Ratio of expenses to average net assets (%)                           1.84(6)
Ratio of net investment income (loss) to average net assets (%)       1.88(6)
Portfolio turnover rate (%)                                             94

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Class C shares began operations on May 1, 1999.

(5)   Not annualized.

(6) Annualized. fund details Core Equity Fund Figures audited by PricewaterhouseCoopers LLP.


34 FUND DETAILS

Core Equity Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                5/95        5/96    12/96(1)    12/97       12/98    12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $12.68      $14.41   $17.98      $19.42      $23.93   $30.14
Net investment income (loss)(2)                                        0.32        0.20     0.13        0.10        0.05    (0.02)
Net realized and unrealized gain (loss) on investments                 1.77        3.88     1.72        5.55        6.81     3.72
Total from investment operations                                       2.09        4.08     1.85        5.65        6.86     3.70
Less distributions:
  Dividends from net investment income                                (0.28)      (0.22)   (0.14)      (0.04)         --       --
  Distributions from net realized gain on investments sold            (0.08)      (0.29)   (0.27)      (1.10)      (0.65)   (0.63)
  Total distributions                                                 (0.36)      (0.51)   (0.41)      (1.14)      (0.65)   (0.63)
Net asset value, end of period                                       $14.41      $17.98   $19.42      $23.93      $30.14   $33.21
Total investment return at net asset value(3) (%)                     16.98       29.12    10.33(4)    29.19       28.84    12.37
Total adjusted investment return at net asset value(3,5) (%)          16.94       28.47    10.08(4)    29.17          --       --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        101,418      14,878   31,013      92,204     200,962  393,792
Ratio of expenses to average net assets (%)                            0.70        0.94     1.30(6)     1.42        1.39     1.37(7)
Ratio of adjusted expenses to average net assets(8) (%)                0.74        1.59     1.73(6)     1.44          --       --
Ratio of net investment income (loss) to average net assets (%)        2.43        1.55     1.16(6)     0.45        0.17    (0.06)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                              2.39        0.90     0.73(6)     0.43          --       --
Portfolio turnover rate (%)                                              71         157       35          62          50       98
Fee reduction per share(2) ($)                                        0.005        0.08     0.05        0.00(9)       --       --

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                   5/96(10)    12/96(1)     12/97       12/98      12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $15.25       $17.96       $19.41      $23.80     $29.75
Net investment income (loss)(2)                                           0.09         0.05        (0.06)      (0.14)     (0.24)
Net realized and unrealized gain (loss) on investments                    2.71         1.72         5.56        6.74       3.66
Total from investment operations                                          2.80         1.77         5.50        6.60       3.42
Less distributions:
  Dividends from net investment income                                   (0.09)       (0.05)       (0.01)         --         --
  Distributions from net realized gain on investments sold                  --        (0.27)       (1.10)      (0.65)     (0.63)
  Total distributions                                                    (0.09)       (0.32)       (1.11)      (0.65)     (0.63)
Net asset value, end of period                                          $17.96       $19.41       $23.80      $29.75     $32.54
Total investment return at net asset value(3) (%)                        18.46(4)      9.83(4)     28.39       27.90      11.59
Total adjusted investment return at net asset value(3,5) (%)             17.59(4)      9.58(4)     28.37          --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            15,125       42,461      134,939     347,045    664,104
Ratio of expenses to average net assets (%)                               2.00(6)      2.00(6)      2.12        2.09       2.07(7)
Ratio of adjusted expenses to average net assets(8) (%)                   3.21(6)      2.43(6)      2.14          --         --
Ratio of net investment income (loss) to average net assets (%)           0.78(6)      0.45(6)     (0.25)      (0.53)     (0.77)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                        (0.43)(6)     0.02(6)     (0.27)         --         --
Portfolio turnover rate (%)                                                157           35           62          50         98
Fee reduction per share(2) ($)                                            0.13         0.05         0.00(9)       --         --


                                                                 FUND DETAILS 35

Core Equity Fund continued

-------------------------------------------------------------------------------------------------
Class C -  period ended:                                                  12/98(10)       12/99
-------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $27.81          $29.75
Net investment income (loss)(2)                                           (0.09)          (0.25)
Net realized and unrealized gain (loss) on investments                     2.68            3.67
Total from investment operations                                           2.59            3.42
Less distributions:
  Distributions from net realized gain on investments sold                (0.65)          (0.63)
Net asset value, end of period                                           $29.75          $32.54
Total investment return at net asset value(3) (%)                          9.46(4)        11.59
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              6,901          29,859
Ratio of expenses to average net assets (%)                                2.12(6)         2.08(7)
Ratio of net investment income (loss) to average net assets (%)           (0.53)(6)       (0.80)
Portfolio turnover rate (%)                                                  50              98

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

(8)   Unreimbursed, without fee reduction.

(9)   Less than $0.01 per share.

(10) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.


36 FUND DETAILS

Core Growth Fund

Figures audited by Deloitte & Touche LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class I - period ended:                                                         2/96(1)         2/97         2/98         2/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $8.50           $9.29       $11.01       $14.88
Net investment income (loss)(2)                                                 0.03            0.05         0.04         0.01
Net realized and unrealized gain (loss) on investments                          0.81            2.16         4.34         3.40
Total from investment operations                                                0.84            2.21         4.38         3.41
Less distributions:
  Dividends from net investment income                                         (0.03)          (0.04)       (0.03)       (0.02)
  Distributions in excess of net investment income                                --              --           --        (0.00)(3)
  Distributions from net realized gain on investments sold                     (0.02)          (0.45)       (0.48)       (0.62)
  Total distributions                                                          (0.05)          (0.49)       (0.51)       (0.64)
Net asset value, end of period                                                 $9.29          $11.01       $14.88       $17.65
Total investment return at net asset value(4) (%)                               9.94(5)        24.19        40.52        22.92
Total adjusted investment return at net asset value(4,6) (%)                   (5.63)(5)       17.40        37.95        21.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     549             883        4,605        7,855
Ratio of expenses to average net assets (%)                                     0.95(7)         0.95         0.95         0.95
Ratio of adjusted expenses to average net assets(8,9) (%)                      38.57(7)         7.74         3.52         1.98
Ratio of net investment income (loss) to average net assets (%)                 0.91(7)         0.49         0.34         0.06
Ratio of adjusted net investment income (loss) to average net
assets(8,9) (%)                                                               (36.71)(7)       (6.30)       (2.23)       (0.97)
Portfolio turnover rate (%)                                                       21             142           91           54
Fee reduction per share(2) ($)                                                  1.36            0.68         0.33         0.17

(1)   Began operations on October 2, 1995.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Total investment return assumes dividend reinvestment.

(5)   Not annualized.

(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.

(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                                 FUND DETAILS 37

Core Value Fund

The financial information presented is for periods prior to reclassification as Class A shares on July 1, 1999.

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                              2/96(1)       2/97         2/98         2/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $8.50         $9.47       $10.88       $13.93
Net investment income (loss)(2)                                                      0.10          0.23         0.21         0.15
Net realized and unrealized gain (loss) on investments                               0.96          1.77         3.33         1.23
Total from investment operations                                                     1.06          2.00         3.54         1.38
Less distributions:
  Dividends from net investment income                                              (0.09)        (0.19)       (0.13)       (0.18)
  Distributions from net realized gain on investments sold                             --         (0.40)       (0.36)       (2.77)
  Total distributions                                                               (0.09)        (0.59)       (0.49)       (2.95)
Net asset value, end of period                                                      $9.47        $10.88       $13.93       $12.36
Total investment return at net asset value(3) (%)                                   12.52(4)      21.36        32.97         9.87
Total adjusted investment return at net asset value(3,5) (%)                        (1.18)(4)     15.92        32.02         8.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                          682         1,323        7,747        6,685
Ratio of expenses to average net assets (%)                                          0.95(6)       0.95         0.95         0.95
Ratio of adjusted expenses to average net assets(7,8) (%)                           34.06(6)       6.39         1.90         1.88
Ratio of net investment income (loss) to average net assets (%)                      2.81(6)       2.26         1.60         1.03
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)      (30.30)(6)     (3.18)        0.65         0.10
Portfolio turnover rate (%)                                                            12            66          119           61
Fee reduction per share(2) ($)                                                       1.22          0.55         0.12         0.13

(1)   Began operations on October 2, 1995.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Total investment return assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


38  FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                   12/94        12/95        10/96(1)     10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $17.40       $15.89       $19.51       $23.28       $24.37       $22.27
Net investment income (loss)                              (0.10)       (0.09)(2)    (0.13)(2)    (0.12)(2)    (0.11)(2)    (0.17)(2)
Net realized and unrealized gain (loss) on investments    (1.21)        4.40         3.90         3.49         2.17         5.65
Total from investment operations                          (1.31)        4.31         3.77         3.37         2.06         5.48
Less distributions:
  Distributions from net realized gain on investments
  sold                                                    (0.20)       (0.69)          --        (2.28)       (4.16)       (2.71)
Net asset value, end of period                           $15.89       $19.51       $23.28       $24.37       $22.27       $25.04
Total investment return at net asset value(3) (%)         (7.50)       27.17        19.32(4)     16.05         9.80        27.58
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             46,466      241,700      279,425      303,067      381,591      484,196
Ratio of expenses to average net assets (%)                1.65         1.48         1.48(5)      1.44         1.40         1.35(6)
Ratio of net investment income (loss) to average net
assets (%)                                                (0.64)       (0.46)       (0.73)(5)    (0.51)       (0.50)       (0.70)
Portfolio turnover rate (%)                                  52           68(7)        59          133          153(7)       183

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                   12/94(8)     12/95        10/96(1)     10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $17.16       $15.83       $19.25       $22.83       $23.70       $21.38
Net investment income (loss)(2)                           (0.20)       (0.26)       (0.26)       (0.27)       (0.25)       (0.31)
Net realized and unrealized gain (loss) on investments    (0.93)        4.37         3.84         3.42         2.09         5.38
Total from investment operations                          (1.13)        4.11         3.58         3.15         1.84         5.07
Less distributions:
  Distributions from net realized gain on investments
  sold                                                    (0.20)       (0.69)          --        (2.28)       (4.16)       (2.71)
Net asset value, end of period                           $15.83       $19.25       $22.83       $23.70       $21.38       $23.74
Total investment return at net asset value(3) (%)         (6.56)(4)    26.01        18.60(4)     15.33         9.04        26.70
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              3,807       15,913       25,474       36,430      217,448      312,046
Ratio of expenses to average net assets (%)                2.38(5)      2.31         2.18(5)      2.13         2.08         2.02(6)
Ratio of net investment income (loss) to average net
assets (%)                                                (1.25)(5)    (1.39)       (1.42)(5)    (1.20)       (1.16)       (1.37)
Portfolio turnover rate (%)                                  52           68(7)        59          133          153(7)       183

---------------------------------------------------------------------------------------------
Class C -  period ended:                                              10/98(8)      10/99
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $21.43        $21.37
Net investment income (loss)(2)                                       (0.10)        (0.31)
Net realized and unrealized gain (loss) on investments                 0.04          5.38
Total from investment operations                                      (0.06)         5.07
Less distributions:
  Distributions from net realized gain on investments sold               --         (2.71)
Net asset value, end of period                                       $21.37        $23.73
Total investment return at net asset value(3) (%)                     (0.28)(4)     26.72
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            152         1,457
Ratio of expenses to average net assets (%)                            2.10(5)       2.05(6)
Ratio of net investment income (loss) to average net assets (%)       (1.14)(5)     (1.36)
Portfolio turnover rate (%)                                             153(7)        183

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Annualized.

(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

(7)   Excludes merger activity.

(8) Class B and Class C shares began operations on January 3, 1994 and June 1, 1998, respectively.


                                                                 FUND DETAILS 39

Large Cap Value Fund

Figures audited by Ernst & Young LLP.


------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            8/95(1)    8/96      12/96(2)    12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $11.42     $13.38     $15.07      $15.62      $19.32      $21.26
Net investment income (loss)(4)                                    0.21       0.19       0.05        0.12        0.16        0.09(3)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions      1.95       1.84       2.15        5.57        2.85        7.80
Total from investment operations                                   2.16       2.03       2.20        5.69        3.01        7.89
Less distributions:
  Distributions from net investment income                        (0.20)     (0.19)     (0.08)      (0.07)      (0.14)         --
  Distributions from net realized gain on investments sold           --      (0.15)     (1.57)      (1.92)      (0.93)      (2.13)
  Total distributions                                             (0.20)     (0.34)     (1.65)      (1.99)      (1.07)      (2.13)
Net asset value, end of period                                   $13.38     $15.07     $15.62      $19.32      $21.26      $27.02
Total investment return at net asset value(5) (%)                 19.22      15.33      14.53(6)    36.71       15.94       37.89
Total adjusted investment return at net asset value(5) (%)           --         --         --          --       15.92          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    130,183    139,548    163,154     303,313     421,218     604,214
Ratio of expenses to average net assets (%)                        1.30       1.17       1.22(7)     1.12        1.16(8)     1.17
Ratio of net investment income (loss) to average net
assets (%)                                                         1.82       1.28       0.85(7)     0.65        0.79(8)     0.40
Portfolio turnover rate (%)                                          99         74         26         102(9)       64         113

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            8/95(1)    8/96      12/96(2)    12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $11.44     $13.41     $15.10      $15.66      $19.31      $21.20
Net investment income (loss)(4)                                    0.13       0.08       0.01       (0.02)       0.01       (0.07)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions      1.96       1.85       2.14        5.60        2.84        7.75
Total from investment operations                                   2.09       1.93       2.15        5.58        2.85        7.68
Less distributions:
  Distributions from net investment income                        (0.12)     (0.09)     (0.02)      (0.01)      (0.03)         --
  Distributions from net realized gain on investments sold           --      (0.15)     (1.57)      (1.92)      (0.93)      (2.09)
  Total distributions                                             (0.12)     (0.24)     (1.59)      (1.93)      (0.96)      (2.09)
Net asset value, end of period                                   $13.41     $15.10     $15.66      $19.31      $21.20      $26.79
Total investment return at net asset value(5) (%)                 18.41      14.49      14.15(6)    35.80       15.05       36.95
Total adjusted investment return at net asset value(5) (%)           --         --         --          --       15.03          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    114,723    125,781    146,399     340,334     547,945     768,322
Ratio of expenses to average net assets (%)                        2.03       1.90       1.98(7)     1.87        1.91(8)     1.88
Ratio of net investment income (loss) to average net
assets (%)                                                         1.09       0.55       0.10(7)    (0.10)       0.05(8)    (0.31)
Portfolio turnover rate (%)                                          99         74         26         102(9)       64         113


40  FUND DETAILS

-----------------------------------------------------------------------------------------------------------
Class C - period ended:                                                         12/98(10)         12/99
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $22.03            $21.20
Net investment income (loss)(4)                                                  0.03             (0.09)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                      0.09              7.77
Total from investment operations                                                 0.12              7.68
Less distributions:
  Distributions from net investment income                                      (0.02)               --
  Distributions from net realized gain on investments sold                      (0.93)            (2.09)
  Total distributions                                                           (0.95)            (2.09)
Net asset value, end of period                                                 $21.20            $26.79
Total investment return at net asset value(5) (%)                                0.83(6)          36.94
Total adjusted investment return at net asset value(5) (%)                       0.82(6)             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    4,711            12,674
Ratio of expenses to average net assets (%)                                      1.92(7,8)         1.92
Ratio of net investment income (loss) to average net assets (%)                  0.28(7,8)        (0.40)
Portfolio turnover rate (%)                                                        64               113

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(2) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.

(3) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.

(4)   Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6)   Not annualized.

(7)   Annualized.

(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.

(9)   Portfolio turnover rate excludes merger activity.

(10)  Class C shares began operations on May 1, 1998. fund details


                                                                 FUND DETAILS 41

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               10/95       10/96        10/97       10/98       10/99
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $7.93       $9.32       $10.92      $11.40       $9.11
Net investment income (loss)(1)                                       (0.07)      (0.11)       (0.06)      (0.09)      (0.12)
Net realized and unrealized gain (loss) on investments                 1.46        3.34         1.00       (0.89)       3.86
Total from investment operations                                       1.39        3.23         0.94       (0.98)       3.74
Less distributions:
  Distributions from net realized gain on investments sold               --       (1.63)       (0.46)      (1.31)         --
Net asset value, end of period                                        $9.32      $10.92       $11.40       $9.11      $12.85
Total investment return at net asset value(2) (%)                     17.53       36.15         8.79       (9.40)      41.05
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        101,562     156,578      141,997     101,138     112,082
Ratio of expenses to average net assets (%)                            1.59        1.59         1.59        1.59        1.60
Ratio of net investment income (loss) to average net assets (%)       (0.87)      (1.00)       (0.57)      (0.86)      (1.14)
Portfolio turnover rate (%)                                             155         240          317         168         153

--------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/95       10/96        10/97       10/98       10/99
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $7.87       $9.19       $10.67      $11.03       $8.72
Net investment income (loss)(1)                                       (0.13)      (0.18)       (0.13)      (0.15)      (0.18)
Net realized and unrealized gain (loss) on investments                 1.45        3.29         0.95       (0.85)       3.68
Total from investment operations                                       1.32        3.11         0.82       (1.00)       3.50
Less distributions:
  Distributions from net realized gain on investments sold               --       (1.63)       (0.46)      (1.31)         --
Net asset value, end of period                                        $9.19      $10.67       $11.03       $8.72      $12.22
Total investment return at net asset value(2) (%)                     16.77       35.34         7.84       (9.97)      40.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        137,363     238,901      204,812     134,188     145,816
Ratio of expenses to average net assets (%)                            2.30        2.29         2.28        2.27        2.23
Ratio of net investment income (loss) to average net assets (%)       (1.55)      (1.70)       (1.25)      (1.54)      (1.77)
Portfolio turnover rate (%)                                             155         240          317         168         153

-----------------------------------------------------------------------------------------
Class C - period ended:                                             10/98(3)      10/99
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.99         $8.72
Net investment income (loss)(1)                                     (0.06)        (0.19)
Net realized and unrealized gain (loss) on investments              (1.21)         3.68
Total from investment operations                                    (1.27)         3.49
Net asset value, end of period                                      $8.72        $12.21
Total investment return at net asset value(2) (%)                  (12.71)(4)     40.02
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          100           276
Ratio of expenses to average net assets (%)                          2.29(5)       2.30
Ratio of net investment income (loss) to average net assets (%)     (1.66)(5)     (1.82)
Portfolio turnover rate (%)                                           168           153

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3)   Class C shares began operations on June 1, 1998.

(4)   Not annualized.

(5)   Annualized.


42  FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

----------------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                            10/95(2)     10/96        10/97       10/98        10/99
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $6.71        $9.02       $10.22      $12.35        $8.41
Net investment income (loss)(3)                                       (0.07)       (0.09)       (0.07)      (0.08)       (0.12)
Net realized and unrealized gain (loss) on investments                 2.38         1.29         2.41       (1.34)        4.59
Total from investment operations                                       2.31         1.20         2.34       (1.42)        4.47
Less distributions:
  Distributions from net realized gain on investments sold               --           --        (0.21)      (2.52)       (0.23)
Net asset value, end of period                                        $9.02       $10.22       $12.35       $8.41       $12.65
Total investment return at net asset value(4) (%)                     34.56        13.27        23.35      (14.14)       54.41
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        179,481      218,497      209,384     179,700      266,886
Ratio of expenses to average net assets (%)                            1.38         1.32         1.29(5)     1.36(5)      1.34(5)
Ratio of net investment income (loss) to average net assets (%)       (0.83)       (0.86)       (0.57)      (1.02)       (1.17)
Portfolio turnover rate (%)                                              23           44           96         103         1.04

----------------------------------------------------------------------------------------------------------------------------------
Class B(1) - period ended:                                            10/95(2)     10/96        10/97       10/98        10/99
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $6.51        $8.70        $9.78      $11.72        $7.81
Net investment income (loss)(3)                                       (0.11)       (0.15)       (0.14)      (0.15)       (0.18)
Net realized and unrealized gain (loss) on investments                 2.30         1.23         2.29       (1.24)        4.24
Total from investment operations                                       2.19         1.08         2.15       (1.39)        4.06
Less distributions:
  Distributions from net realized gain on investments sold               --           --        (0.21)      (2.52)       (0.23)
Net asset value, end of period                                        $8.70        $9.78       $11.72       $7.81       $11.64
Total investment return at net asset value(4) (%)                     33.60        12.48        22.44      (14.80)       53.31
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        393,478      451,268      472,594     361,992      478,468
Ratio of expenses to average net assets (%)                            2.11         2.05         2.02(5)     2.07(5)      2.03(5)
Ratio of net investment income (loss) to average net assets (%)       (1.55)       (1.59)       (1.30)      (1.73)       (1.87)
Portfolio turnover rate (%)                                              23           44           96         103          104

----------------------------------------------------------------------------------------------
Class C - period ended:                                               10/98(6)        10/99
----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.96           $7.81
Net investment income (loss)(3)                                       (0.03)          (0.19)
Net realized and unrealized gain (loss) on investments                (1.12)           4.23
Total from investment operations                                      (1.15)           4.04
Less distributions:
  Distributions from net realized gain on investments sold               --           (0.23)
Net asset value, end of period                                        $7.81          $11.62
Total investment return at net asset value(4) (%)                    (12.83)(7)       53.05
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            468           3,866
Ratio of expenses to average net assets (%)                            2.11(5,8)       2.09(5)
Ratio of net investment income (loss) to average net assets (%)       (1.86)(8)       (1.94)
Portfolio turnover rate (%)                                             103             104

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3)   Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

(6)   Class C shares began operations on June 1, 1998.

(7)   Not annualized.

(8)   Annualized.


                                                                 FUND DETAILS 43

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                        12/94(1)       12/95       12/96      12/97       10/98(2)     10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $8.50          $8.99      $10.39     $10.32      $12.27       $10.82
Net investment income (loss)(3)                                 0.18           0.21        0.14       0.06        0.02        (0.09)
Net realized and unrealized gain (loss) on investments          0.48           1.60        1.17       2.52       (1.47)        6.67
Total from investment operations                                0.66           1.81        1.31       2.58       (1.45)        6.58
Less distributions:
  Dividends from net investment income                         (0.17)         (0.20)      (0.14)     (0.03)         --           --
  Distributions from net realized gain on investments sold        --          (0.21)      (1.24)     (0.60)         --        (0.13)
  Total distributions                                          (0.17)         (0.41)      (1.38)     (0.63)         --        (0.13)
Net asset value, end of period                                 $8.99         $10.39      $10.32     $12.27      $10.82       $17.27
Total investment return at net asset value(4) (%)               7.81(5)       20.26       12.91      25.25      (11.82)(5)    61.39
Total adjusted investment return at net asset value(4,6) (%)    7.30(5)       19.39       12.20      24.65      (12.33)(5)    61.24
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   4,420         12,845      15,853     20,961      22,528       51,746
Ratio of expenses to average net assets (%)                     0.99(7)        0.98        0.99       0.99        1.01(7)      1.39
Ratio of adjusted expenses to average net assets(8) (%)         4.98(7)        1.85        1.70       1.59        1.62(7)      1.54
Ratio of net investment income (loss) to average net
assets (%)                                                      2.10(7)        2.04        1.31       0.47        0.25(7)     (0.67)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                      (1.89)(7)       1.17        0.60      (0.13)      (0.36)(7)    (0.82)
Portfolio turnover rate (%)                                      0.3              9          72        140          69          140
Fee reduction per share(3) ($)                                  0.34           0.09        0.08       0.07        0.06         0.02

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                       12/94(1)       12/95       12/96      12/97       10/98(2)     10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $8.50          $9.00      $10.38     $10.31      $12.21       $10.71
Net investment income (loss)(3)                                 0.13           0.12        0.07      (0.03)      (0.04)       (0.18)
Net realized and unrealized gain (loss) on investments          0.48           1.59        1.17       2.53       (1.46)        6.58
Total from investment operations                                0.61           1.71        1.24       2.50       (1.50)        6.40
Less distributions:
  Dividends from net investment income                         (0.11)         (0.12)      (0.07)        --          --           --
  Distributions from net realized gain on investments sold        --          (0.21)      (1.24)     (0.60)         --        (0.13)
  Total distributions                                          (0.11)         (0.33)      (1.31)     (0.60)         --        (0.13)
Net asset value, end of period                                 $9.00         $10.38      $10.31     $12.21      $10.71       $16.98
Total investment return at net asset value(4) (%)               7.15(5)       19.11       12.14      24.41      (12.29)(5)    60.33
Total adjusted investment return at net asset value(4,6) (%)    6.64(5)       18.24       11.43      23.81      (12.80)(5)    60.18
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   3,296         16,994      22,097     35,033      30,637       75,103
Ratio of expenses to average net assets (%)                     1.72(7)        1.73        1.69       1.69        1.71(7)      2.06
Ratio of adjusted expenses to average net assets(8) (%)         5.71(7)        2.60        2.40       2.29        2.32(7)      2.21
Ratio of net investment income (loss) to average net
assets (%)                                                      1.53(7)        1.21        0.62      (0.24)      (0.45)(7)    (1.34)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                      (2.46)(7)       0.34       (0.09)     (0.84)      (1.06)(7)    (1.49)
Portfolio turnover rate (%)                                      0.3              9          72        140          69          140
Fee reduction per share(3) ($)                                  0.34           0.09        0.08       0.07        0.06         0.02


44  FUND DETAILS

-------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                          10/98(1)      10/99
-------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $13.39        $10.71
Net investment income (loss)(3)                                                   (0.03)        (0.19)
Net realized and unrealized gain (loss) on investments                            (2.65)         6.58
Total from investment operations                                                  (2.68)         6.39
Less distributions:
  Distributions from net realized gain on investments sold                           --         (0.13)
Net asset value, end of period                                                   $10.71        $16.97
Total investment return at net asset value(4) (%)                                (20.01)(5)     60.24
Total adjusted investment return at net asset value(4,6) (%)                     (20.32)(5)     60.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       $422        $3,774
Ratio of expenses to average net assets (%)                                        1.71(7)       2.09
Ratio of adjusted expenses to average net assets(8) (%)                            2.32(7)       2.29
Ratio of net investment income (loss) to average net assets (%)                   (0.54)(7)     (1.43)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)       (1.15)(7)     (1.58)
Portfolio turnover rate (%)                                                          69           140
Fee reduction per share(3) ($)                                                     0.04          0.02

(1) Class A and Class B shares began operations on January 3, 1994. Class C shares began operations on May 1, 1998.

(2) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.

(3)   Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5)   Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.


                                                                 FUND DETAILS 45

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.


------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               12/95       12/96         12/97         12/98         12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.24      $17.87        $19.48        $22.41        $24.23
Net investment income (loss)                                           0.40        0.36(1)       0.32(1)       0.31(1)       0.30(1)
Net realized and unrealized gain (loss) on investments                 3.71        2.77          5.31          3.11          1.11
Total from investment operations                                       4.11        3.13          5.63          3.42          1.41
Less distributions:
  Dividends from net investment income                                (0.40)      (0.36)        (0.32)        (0.31)        (0.35)
  Distributions from net realized gain on investments sold            (0.08)      (1.16)        (2.38)        (1.29)        (0.78)
  Total distributions                                                 (0.48)      (1.52)        (2.70)        (1.60)        (1.13)
Net asset value, end of period                                       $17.87      $19.48        $22.41        $24.23        $24.51
Total investment return at net asset value(2) (%)                     29.15       17.57         29.14         15.62          5.91
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      1,280,321   1,429,523     1,748,490     1,884,460     1,787,615
Ratio of expenses to average net assets (%)                            1.14        1.13          1.06          1.03          1.05
Ratio of net investment income (loss) to average net assets (%)        2.45        1.86          1.44          1.33          1.21
Portfolio turnover rate (%)                                              46          59            62            51            64

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                              12/95       12/96         12/97         12/98         12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.24      $17.86        $19.46        $22.38        $24.20
Net investment income (loss)(1)                                        0.27        0.21          0.16          0.14          0.13
Net realized and unrealized gain (loss) on investments                 3.71        2.77          5.29          3.11          1.11
Total from investment operations                                       3.98        2.98          5.45          3.25          1.24
Less distributions:
  Dividends from net investment income                                (0.28)      (0.22)        (0.15)        (0.14)        (0.18)
  Distributions from net realized gain on investments sold            (0.08)      (1.16)        (2.38)        (1.29)        (0.78)
  Total distributions                                                 (0.36)      (1.38)        (2.53)        (1.43)        (0.96)
Net asset value, end of period                                       $17.86      $19.46        $22.38        $24.20        $24.48
Total investment return at net asset value(2) (%)                     28.16       16.67         28.14         14.79          5.20
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        257,781     406,523       610,976       790,277       819,537
Ratio of expenses to average net assets (%)                            1.90        1.91          1.83          1.79          1.73
Ratio of net investment income (loss) to average net assets (%)        1.65        1.10          0.67          0.58          0.54
Portfolio turnover rate (%)                                              46          59            62            51            64

---------------------------------------------------------------------------------------
Class C -  period ended:                                         12/98(3)        12/99
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $24.43          $24.22
Net investment income (loss)(1)                                   0.13            0.13
Net realized and unrealized gain (loss) on investments            1.07            1.10
Total from investment operations                                  1.20            1.23
Less distributions:
  Distributions from net investment income                       (0.12)          (0.17)
  Distributions from net realized gain on investments sold       (1.29)          (0.78)
  Total distributions                                            (1.41)          (0.95)
Net asset value, end of period                                  $24.22          $24.50
Total investment return at net asset value(2) (%)                 5.18(4)         5.17
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     4,627          10,591
Ratio of expenses to average net assets (%)                       1.67(5)         1.75
Ratio of net investment income to average net assets (%)          0.84(5)         0.51
Portfolio turnover rate (%)                                         51              64

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3)   Class C shares began operations on May 1, 1998.

(4)   Not annualized.

(5)   Annualized.


46  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS                       John Hancock Funds, Inc.
       A Global Investment Management Firm      101 Huntington Avenue
                                                Boston MA 02199-7603

                                                (C)2000 John Hancock Funds, Inc.
                                                EQTPN 5/00

--------------------------------------------------------------------------------

                                                                    John Hancock
                                                             International Funds


                                                                      Prospectus
                                                                     May 1, 2000


--------------------------------------------------------------------------------

                                                            European Equity Fund

                                                                     Global Fund

                                                              International Fund

                                                     Pacific Basin Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                      [LOGO] JOHN HANCOCK FUNDS
                                             A Global Investment Management Firm

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary of          European Equity Fund                        4
goals, strategies, risks,
performance and expenses.          Global Fund                                 6

                                   International Fund                          8

                                   Pacific Basin Equities Fund                10

Policies and instructions for      Your account
opening, maintaining and
closing an account in any          Choosing a share class                     12
international fund.                How sales charges are calculated           12
                                   Sales charge reductions and waivers        13
                                   Opening an account                         14
                                   Buying shares                              15
                                   Selling shares                             16
                                   Transaction policies                       18
                                   Dividends and account policies             18
                                   Additional investor services               19

Further information on the         Fund details
international funds.
                                   Business structure                         20
                                   Financial highlights                       21

                                   For more information               back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK INTERNATIONAL FUNDS

These funds invest primarily in foreign and U.S. stocks and seek long-term growth of capital. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o     are seeking funds for the growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

International funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

o     want to limit your exposure to foreign securities

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock international funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

European Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of European companies, most of which have large market capitalizations. These companies derive more than half of their revenues from European operations, are organized under European law or are traded principally on European stock exchanges. While the fund invests most heavily in developed economies, it is permitted to invest in securities of European emerging market companies.

In managing the portfolio, the managers focus primarily on individual stock selection rather than country allocation. A team of investment analysts regularly screens European companies, such as those included in the MSCI Europe Index, identifying those that appear to have strong management and potential for sustained earnings growth. The analysts track these companies and typically establish target buy and sell prices for each using a quantitative investment model. The fund generally invests in companies based on further fundamental financial analysis and on-site visits. The managers use country and sector allocation guidelines to reduce concentration risk.

The fund may use derivatives (investments whose value is based on indices, securities or currencies), especially to manage cash flows and currency exposure.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Indocam International Investment Services
----------------------------------------------------

Paris-based team responsible for day-to-day investment management

Founded in 1979

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time along with a broad-based market index for reference. This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar year
--------------------------------------------------------------------------------
                                                                  1999

                                                                  17.51%

Best quarter: Q4 '99, 25.43% Worst quarter: Q3 '98, -15.62%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Life of      Life of
                                                1 year     Class A      Class B
Class A - began 3/2/98                          11.66%     13.22%       --
Class B - began 6/1/98                          11.68%     --           8.72%
Class C - began 3/1/99                          --         --           --
Index                                           15.89%     16.58%       11.55%

Index: MSCI Europe Index, an unmanaged index of European stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally. European issues denominated in euros are subject to the risk that the euro may decline in value against the U.S. dollar. Also, applying a single monetary policy to countries with different economic trends could hurt issuers in some countries, and the failure of a monetary union could disrupt European economies.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. European or large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o   Certain derivatives could produce disproportionate losses.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases


as a % of purchase price                     5.00%        none         1.00%


Maximum deferred s ales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.90%        0.90%        0.90%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               1.03%        1.03%        1.03%
Total fund operating expenses                2.23%        2.93%        2.93%
Expense reimbursement (at least until
2/28/01)                                     0.33%        0.33%        0.33%
Actual operating expenses                    1.90%        2.60%        2.60%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                              $  683     $1,132     $1,607     $2,912
Class B - with redemption            $  763     $1,176     $1,714     $3,063
        - without redemption         $  263     $  876     $1,514     $3,063


Class C - with redemption            $  459     $  967     $1,599     $3,296
        - without redemption         $  360     $  967     $1,599     $3,296


FUND CODES

Class A
---------------------------------
Ticker            JHEAX
CUSIP             410233886
Newspaper         EuropeA
SEC number        811-4932
JH fund number    92

Class B
---------------------------------
Ticker            JHEBX
CUSIP             410233878
Newspaper         EuropeB
SEC number        811-4932
JH fund number    192

Class C
---------------------------------
Ticker            --
CUSIP             410233860
Newspaper         --
SEC number        811-4932
JH fund number    592

(1) A $4.00 fee may be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Global Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in common stocks of foreign and U.S. companies. The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on country allocation and securities selection. They also seek to diversify the fund across countries and sectors. The managers base the fund's country allocation on a quantitative model as well as analysis of political trends and economic factors such as projected currency exchange rates.

The investment analysis team regularly screens large companies, such as those listed in the MSCI All Country World Free Index. The team then uses fundamental financial analysis to identify companies that appear most promising in terms of stable growth, reasonable valuations and management strength. The team gathers research from Indocam strategists and analysts in Europe and Asia and generally conducts on-site visits.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

ADVISER

John Hancock Advisers, Inc.
------------------------------------

Boston-based team responsible for day-to-day U.S. investment management

SUBADVISER

Indocam International Investment Services
-------------------------------------------------

Paris-based team responsible for day-to-day foreign investment management

Founded in 1979

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
  1990    1991    1992    1993    1994   1995    1996   1997    1998    1999

-19.64%  23.14%  -0.27%  33.85%  -5.44%  9.86%  11.85%  6.58%  20.73%  21.06%

Best quarter: Q4 '98, 20.73% Worst quarter: Q3 '90, -22.53%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                      Life of
                            1 year        5 year        10 year       Class A
Class A - began 1/3/92      15.65%        13.46%        --            11.53%
Class B                     16.06%        13.63%        9.11%         --
Class C - began 3/1/99      --            --            --            --
Index                       25.00%        17.03%        9.36%         14.78%

Index: MSCI All Country World Free Index, an unmanaged index of freely traded stocks of foreign and U.S. companies.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o   Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                     Class A       Class B       Class C
-------------------------------------------------------------------------------------------

Maximum sales charge (load) on purchases


as a % of purchase price                                5.00%         none          1.00%


Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)       5.00%         1.00%

-------------------------------------------------------------------------------------------
Annual operating expenses                               Class A       Class B       Class C
-------------------------------------------------------------------------------------------
Management fee                                          0.86%         0.86%         0.86%
Distribution and service (12b-1) fees                   0.30%         1.00%         1.00%
Other expenses                                          0.59%         0.59%         0.59%
Total fund operating expenses                           1.75%         2.45%         2.45%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                         Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                          $  669     $1,024     $1,401     $2,459
Class B - with redemption        $  748     $1,064     $1,506     $2,614
        - without redemption     $  248     $  764     $1,306     $2,614


Class C - with redemption        $  445     $  856     $1,392     $2,858
        - without redemption     $  346     $  856     $1,392     $2,858


FUND CODES

Class A
--------------------------------
Ticker            JHGAX
CUSIP             409906104
Newspaper         GlobA
SEC number        811-4630
JH fund number    3

Class B
--------------------------------
Ticker            FGLOX
CUSIP             409906203
Newspaper         GlobB
SEC number        811-4630
JH fund number    103

Class C
--------------------------------
Ticker            --
CUSIP             409906815
Newspaper         --
SEC number        811-4630
JH fund number    503

(1) A $4.00 fee may be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

International Fund

Goal and Strategy

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on country allocation and securities selection. They also seek to diversify the fund across countries and sectors. The managers base the fund's country allocation on a quantitative model as well as analysis of political trends and economic factors such as projected currency exchange rates.

The investment analysis team regularly screens large companies, such as those listed in the MSCI All Country World Ex-U.S. Free Index (an unmanaged global index that excludes U.S. companies). The team then uses fundamental financial analysis to identify companies that appear most promising in terms of stable growth, reasonable valuations and management strength. The team gathers research from Indocam strategists and analysts in Europe and Asia and generally conducts on-site visits. To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal conditions, the fund may temporarily invest in U.S.
government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

Indocam International Investment Services
-----------------------------------------------

Paris-based team responsible for day-to-day investment management

Founded in 1979

Supervised by the adviser

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                    1994   1995    1996    1997    1998    1999

                                   -6.61%  5.34%  11.36%  -7.73%  17.67%  31.19%

Best quarter: Q4 '99, 25.37% Worst quarter: Q3 '98, -17.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                Life of    Life of     Life of
                         1 year     5 year      Class A    Class B     Class C
Class A - began 1/3/94   24.65%     9.69%       6.79%      --          --
Class B - began 1/3/94   25.42%     9.77%       --         6.84%       --
Class C - began 6/1/98   29.53%     --          --         --          20.31%
Index                    30.91%     12.39%      11.39%     11.39%      17.78%

Index: MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o   Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases


as a % of purchase price                     5.00%        none         1.00%


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               1.00%        1.00%        1.00%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               2.51%        2.51%        2.51%
Total fund operating expenses                3.81%        4.51%        4.51%
Expense reimbursement (at least
until 2/28/01)                               1.85%        1.85%        1.85%
Annual operating expenses                    1.96%        2.66%        2.66%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                           $  689     $1,444     $2,217     $4,231
Class B - with redemption         $  769     $1,497     $2,333     $4,373
        - without redemption      $  269     $1,197     $2,133     $4,373


Class C - with redemption         $  465     $1,285     $2,212     $4,571
        - without redemption      $  366     $1,285     $2,212     $4,571


FUND CODES

Class A
--------------------------------
Ticker            FINAX
CUSIP             409906500
Newspaper         IntlA
SEC number        811-4630
JH fund number    40

Class B
--------------------------------
Ticker            FINBX
CUSIP             409906609
Newspaper         IntlB
SEC number        811-4630
JH fund number    140

Class C
--------------------------------
Ticker            --
CUSIP             409906831
Newspaper         --
SEC number        811-4630
JH fund number    540

(1) A $4.00 fee may be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Pacific Basin Equities Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of companies in the Pacific Basin. Although the Pacific Basin includes all countries bordering the Pacific Ocean, the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea and Taiwan. The fund may invest in other Pacific Basin countries, such as Indonesia, Malaysia, New Zealand, the Philippines, Thailand, China and Vietnam. Some of these are emerging market countries.

The fund may also invest in stocks of Asian companies outside the Pacific Basin and in investment-grade debt securities of any maturity of U.S., Japanese, Australian and New Zealand issuers. The fund does not maintain a fixed allocation of assets, either with respect to securities or geography.

In managing the portfolio, the managers focus primarily on individual stock selection rather than country allocation. A team of investment analysts regularly screens larger and more established companies in these countries, which may be small- or medium-capitalization companies by U.S. standards. The team identifies those that appear to have strong management and the potential for sustained earnings growth. They track these companies and typically establish target buy and sell prices for each using a quantitative investment model. The fund generally invests in 50 to 100 companies based on further fundamental financial analysis and on-site visits. The managers use country and sector allocation guidelines to reduce concentration risk.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

Indocam Asia Advisers Limited
-----------------------------------------

Hong Kong-based team responsible for day-to-day investment management

Founded in 1990

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
  1990    1991   1992    1993    1994   1995   1996     1997     1998    1999

-23.01%  12.68%  2.02%  70.45%  -9.28%  4.95%  3.37%  -27.87%  -10.72%  99.47%

Best quarter: Q4 '99, 38.03% Worst quarter: Q4 '97, -25.64%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                       Life of
                                     1 year     5 year     10 year     Class B
Class A                              89.47%     5.78%      6.12%       --
Class B - began 3/7/94               93.15%     5.79%      --          4.22%
Class C - began 3/1/99               --         --         --          --
Index                                57.63%     2.49%      0.31%       2.34%

Index: MSCI Pacific Index, an unmanaged index of stocks of companies in Australia, Japan and certain other Pacific Basin countries.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets, which include much of the Pacific Basin.

The fund's management strategy has a significant influence on fund performance. Pacific Basin stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or sell at a fair price.

o Stocks of small- and medium- capitalization companies tend to be more volatile than those of larger companies.

o   Certain derivatives could produce disproportionate losses.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases


as a % of purchase price                     5.00%        none         1.00%


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               1.27%        1.27%        1.27%
Total fund operating expenses                2.37%        3.07%        3.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                           $  728     $1,202     $1,702     $3,071
Class B - with redemption         $  810     $1,248     $1,811     $3,221
        - without redemption      $  310     $  948     $1,611     $3,221


Class C - with redemption         $  506     $1,038     $1,695     $3,449
        - without redemption      $  407     $1,038     $1,695     $3,449


FUND CODES

Class A
--------------------------------
Ticker            JHWPX
CUSIP             410233209
Newspaper         PacBasA
SEC number        811-4932
JH fund number    58

Class B
--------------------------------
Ticker            FPBBX
CUSIP             410233506
Newspaper         PacBasB
SEC number        811-4932
JH fund number    158

Class C
--------------------------------
Ticker            --
CUSIP             410233605
Newspaper         --
SEC number        811-4932
JH fund number    558

(1) A $4.00 fee may be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------


o A front-end sales charge, as described at right.


o Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00%.

o A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------


o A front-end sales charge, as described at right.


o Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.


Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.


Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED


Class A and Class C Sales charges are as follows:


--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of         As a % of your
Your investment            offering price    investment
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over        See below


--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of         As a % of your
Your investment            offering price    investment
Up to $1,000,000              1.00%             1.01%
$1,000,000 and over           none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:


--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


12 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd year or 4th year                    3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o   to make payments through certain systematic withdrawal plans
o   to make certain distributions from a retirement plan
o   because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 13

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o   selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o certain John Hancock insurance contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1   Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
    o non-retirement account: $1,000
    o retirement account: $250
    o group investments: $250
    o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
    o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


14 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip Art]     o  Make out a check for            o  Make out a check for
                  the investment amount,             the investment amount
                  payable to "John                   payable to "John
                  Hancock Signature                  Hancock Signature
                  Services, Inc."                    Services, Inc."

               o  Deliver the check and           o  Fill out the
                  your completed                     detachable investment
                  application to your                slip from an account
                  financial                          statement. If no slip
                  representative, or                 is available, include
                  mail them to Signature             a note specifying the
                  Services (address                  fund name, your share
                  below).                            class, your account
                                                     number and the name(s)
                                                     in which the account
                                                     is registered.

                                                  o  Deliver the check and
                                                     your investment slip
                                                     or note to your
                                                     financial
                                                     representative, or
                                                     mail them to Signature
                                                     Services (address
                                                     below).

By exchange

[Clip Art]     o  Call your financial             o  Log on to
                  representative or                  www.jhfunds.com to
                  Signature Services to              process exchanges
                  request an exchange.               between funds.

                                                  o  Call EASI-Line for
                                                     automated service 24
                                                     hours a day using your
                                                     touch tone phone at
                                                     1-800-338-8080.

                                                  o  Call your financial
                                                     representative or
                                                     Signature Services to
                                                     request an exchange.

By wire

[Clip Art]     o  Deliver your completed          o  Instruct your bank to
                  application to your                wire the amount of
                  financial                          your investment to:
                  representative, or                   First Signature Bank
                  mail it to Signature                   & Trust
                  Services.                            Account # 900000260
                                                       Routing # 211475000
               o  Obtain your account
                  number by calling your          Specify the fund name,
                  financial                       your share class, your
                  representative or               account number and the
                  Signature Services.             name(s) in which the
                                                  account is registered.
               o  Instruct your bank to           Your bank may charge a
                  wire the amount of              fee to wire funds.
                  your investment to:
                    First Signature Bank
                      & Trust
                    Account # 900000260
                    Routing # 211475000

               Specify the fund name,
               your choice of share
               class, the new account
               number and the name(s) in
               which the account is
               registered. Your bank may
               charge a fee to wire
               funds.

By Internet

[Clip Art]     See "By exchange" and "By          o  Verify that your bank
               wire."                                or credit union is a
                                                     member of the
                                                     Automated Clearing
                                                     House (ACH) system.

                                                  o  Complete the "Bank
                                                     Information" section
                                                     on your account
                                                     application.

                                                  o  Log on to www.jhfunds.com
                                                     to initiate purchases
                                                     using your authorized
                                                     bank account.

By phone

[Clip Art]     See "By exchange" and "By          o  Verify that your bank
               wire."                                or credit union is a
                                                     member of the
                                                     Automated Clearing
                                                     House (ACH) system.

                                                  o  Complete the "Bank
                                                     Information" section
                                                     on your account
                                                     application.

                                                  o  Call EASI-Line for
                                                     automated service 24
                                                     hours a day using your
                                                     touch tone phone at
                                                     1-800-338-8080.

                                                  o  Call your financial
                                                     representative or
                                                     Signature Services
                                                     between 8 A.M. and 4
                                                     P.M. Eastern Time on
                                                     most business days.

-----------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

-----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clip Art]     o  Accounts of any type.      o  Write a letter of
                                                instruction or complete a
               o  Sales of any amount.          stock power indicating
                                                the fund name, your share
                                                class, your account
                                                number, the name(s) in
                                                which the account is
                                                registered and the dollar
                                                value or number of shares
                                                you wish to sell.

                                             o  Include all signatures
                                                and any additional
                                                documents that may be
                                                required (see next page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed to
                                                the name(s) and address
                                                in which the account is
                                                registered, or otherwise
                                                according to your letter
                                                of instruction.

By Internet

[Clip Art]     o  Most accounts.             o  Log on to www.jhfunds.com
                                                to initiate redemptions
               o  Sales of up to $100,000.      from your funds.

By phone

[Clip Art]     o  Most accounts.             o  Call EASI-Line for
                                                automated service 24
               o  Sales of up to $100,000.      hours a day using your
                                                touch tone phone at
                                                1-800-338-8080.

                                             o  Call your financial
                                                representative or
                                                Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o  Requests by letter to      o  To verify that the
                  sell any amount.              Internet or telephone
                                                redemption privilege is
               o  Requests by Internet or       in place on an account,
                  phone to sell up to           or to request the form to
                  $100,000.                     add it to an existing
                                                account, call Signature
                                                Services.

                                             o  Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee
                                                will be deducted from
                                                your account.

                                             o  Amounts of less than
                                                $1,000 may be sent by EFT
                                                or by check. Funds from
                                                EFT transactions are
                                                generally available by
                                                the second business day.
                                                Your bank may charge a
                                                fee for this service.

By exchange

[Clip Art]     o  Accounts of any type.      o  Obtain a current
                                                prospectus for the fund
               o  Sales of any amount.          into which you are
                                                exchanging by Internet or
                                                by calling your financial
                                                representative or
                                                Signature Services.

                                             o  Log on to www.jhfunds.com
                                                to process exchanges
                                                between your funds.

                                             o  Call EASI-Line for
                                                automated service 24
                                                hours a day using your
                                                touch tone phone at
                                                1-800-338-8080.

                                             o  Call your financial
                                                representative or
                                                Signature Services to
                                                request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


16 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint,            o  Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o  On the letter, the signatures of
                                           all persons authorized to sign
                                           for the account, exactly as the
                                           account is registered.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners of corporate, sole               o  Letter of instruction.
proprietorship, general partner or
association accounts.                   o  Corporate business/organization
                                           resolution, certified within the
                                           past 12 months, or a John
                                           Hancock Funds business/
                                           organization certification form.

                                        o  On the letter and the
                                           resolution, the signature of the
                                           person(s) authorized to sign for
                                           the account.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners or trustees of trust             o  Letter of instruction.
accounts.
                                        o  On the letter, the signature(s)
                                           of the trustee(s).

                                        o  Copy of the trust document
                                           certified within the past 12
                                           months, or a John Hancock Funds
                                           trust certification form.

                                        o  Signature guarantee if
                                           applicable (see above).

Joint tenancy shareholders with         o  Letter of instruction signed by
rights of survivorship whose               surviving tenant.
co-tenants are deceased.
                                        o  Copy of death certificate.

                                        o  Signature guarantee if
                                           applicable (see above).

Executors of shareholder estates.       o  Letter of instruction signed by
                                           executor.

                                        o  Copy of order appointing
                                           executor, certified within the
                                           past 12 months.

                                        o  Signature guarantee if
                                           applicable (see above).

Administrators, conservators,           o  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.

-----------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

-----------------------------------------------


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Most of these dividends are from capital gains.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


18 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.



--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 19

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the European Equity and International funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
European Equity                           0.57%
Global                                    0.86%
International                             0.00%
Pacific Basin Equities                    0.80%

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                        Asset
                                                                      management

                      ------------------------------------
                                   Subadvisers

                          Indocam Asia Advisers Limited
                               One Exchange Square
                                    Hong Kong

                              Indocam International
                               Investment Services
                              90 Boulevarrd Pasteur
                               Paris, France 75015

                          Provide portfolio management
                                to certain funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------

                                   Custodian

                        State Street Bank & Trust Company


                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


20 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

European Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                                 10/98(1)             10/99
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                     $10.00             $10.07
Net investment income loss(2)                                                              0.01              (0.04)
Net realized and unrealized gain (loss) on investments, financial
  futures contracts and foreign currency transactions                                      0.06               1.13
Total from investment operations                                                           0.07               1.09
Net asset value, end of period                                                           $10.07             $11.16
Total investment return at net asset value(3) (%)                                          0.70(4)           10.82
Total adjusted investment return at net asset value(3,5) (%)                              (0.24)(4)          10.49
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                             12,147             14,365
Ratio of expenses to average net assets (%)                                                1.90(6)            1.90(7)
Ratio of adjusted expenses to average net assets(8) (%)                                    3.31(6)            2.23(7)
Ratio of net investment income (loss) to average net assets (%)                            0.16(6)           (0.38)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)               (1.25)(6)          (0.71)
Portfolio turnover rate (%)                                                                  31                 64
Fee reduction per share(2) ($)                                                             0.10               0.04

------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                                10/98(1)              10/99
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                     $11.07             $10.04
Net investment income (loss)(2)                                                           (0.04)             (0.12)
Net realized and unrealized gain (loss) on investments, financial
  futures contracts and foreign currency transactions                                     (0.99)              1.14
Total from investment operations                                                          (1.03)              1.02
Net asset value, end of period                                                           $10.04             $11.06
Total investment return at net asset value(3) (%)                                         (9.30)(4)          10.16
Total adjusted investment return at net asset value(3,5) (%)                              (9.89)(4)           9.83
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                             15,847             14,997
Ratio of expenses to average net assets (%)                                                2.60(6)            2.60(7)
Ratio of adjusted expenses to average net assets(8) (%)                                    4.01(6)            2.93(7)
Ratio of net investment income (loss) to average net assets (%)                           (1.12)(6)          (1.08)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)               (2.53)(6)          (1.41)
Portfolio turnover rate (%)                                                                  31                 64
Fee reduction per share(2) ($)                                                             0.06               0.04


                                                                 FUND DETAILS 21

European Equity Fund continued

------------------------------------------------------------------------------------------------
Class C - period ended:                                                              10/99(1)
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                 $10.64
Net investment income (loss)(2)                                                       (0.07)
Net realized and unrealized gain (loss) on investments, financial futures
  contracts and foreign currency transactions                                          0.49
Total from investment operations                                                       0.42
Net asset value, end of period                                                       $11.06
Total investment return at net asset value(3) (%)                                      3.95(4)
Total adjusted investment return at net asset value(3,5) (%)                           3.73(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                            194
Ratio of expenses to average net assets (%)                                            2.60(6,7)
Ratio of adjusted expenses to average net assets(8) (%)                                2.93(6,7)
Ratio of net investment income (loss) to average net assets (%)                       (1.17)(6)
Ratio of adjusted net investment income (loss) to average net assets(8) (%            (1.50)(6)
Portfolio turnover rate (%)                                                              64
Fee reduction per share(2) ($)                                                         0.03

(1) Class A, Class B and Class C shares began operations on March 2, 1998, June 1, 1998 and March 1, 1999, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.
(8) Unreimbursed, without fee reduction.


22 FUND DETAILS

Global Fund

Figures audited by PricewaterhouseCoopers LLP

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               10/95         10/96      10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.16        $12.67     $12.97       $12.94       $13.46
Net investment income (loss)(1)                                       (0.03)        (0.02)     (0.05)       (0.05)       (0.03)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       (0.13)         1.20       1.21         1.53         2.67
Total from investment operations                                      (0.16)         1.18       1.16         1.48         2.64
Less distributions:
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                     (1.33)        (0.88)     (1.19)       (0.96)       (0.86)
Net asset value, end of period                                       $12.67        $12.97     $12.94       $13.46       $15.24
Total investment return at net asset value(2) (%)                     (0.37)         9.87       9.36        11.88        20.90
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         93,597        94,746     92,127      120,775      128,081
Ratio of expenses to average net assets (%)                            1.87          1.88       1.81(3)      1.82(3)      1.75(3)
Ratio of net investment income (loss) to average net assets (%)       (0.23)        (0.19)     (0.36)       (0.33)       (0.23)
Portfolio turnover rate (%)                                              60            98         81          160          176

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/95         10/96      10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $13.93        $12.36     $12.54       $12.39       $12.76
Net investment income (loss)(1)                                       (0.11)        (0.10)     (0.14)       (0.13)       (0.11)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       (0.13)         1.16       1.18         1.46         2.51
Total from investment operations                                      (0.24)         1.06       1.04         1.33         2.40
Less distributions:
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                     (1.33)        (0.88)     (1.19)       (0.96)       (0.86)
Net asset value, end of period                                       $12.36        $12.54     $12.39       $12.76       $14.30
Total investment return at net asset value(2) (%)                     (1.01)         9.10       8.67        11.15        20.12
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         24,570        27,599     28,007       55,229       53,774
Ratio of expenses to average net assets (%)                            2.57          2.54       2.49(3)      2.46(3)      2.34(3)
Ratio of net investment income (loss) to average net assets (%)       (0.89)        (0.83)     (1.04)       (0.97)       (0.82)
Portfolio turnover rate (%)                                              60            98         81          160          176

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                                10/99(4)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                    $12.88
Net investment income (loss)(1)                                                                                          (0.10)
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                                                   1.52
Total from investment operations                                                                                          1.42
Net asset value, end of period                                                                                          $14.30
Total investment return at net asset value(2) (%)                                                                        11.02(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                               212
Ratio of expenses to average net assets (%)                                                                               2.45(3,6)
Ratio of net investment income (loss) to average net assets (%)                                                          (1.01)(6)
Portfolio turnover rate (%)                                                                                                176(5)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01% for years ended October 31, 1997 and 1998 and amounted to 0.03% for the year ended October 31, 1999.
(4) Class C shares began operations on March 1, 1999.
(5) Not annualized.
(6) Annualized.


                                                                 FUND DETAILS 23

International Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                      10/95   10/96       10/97       10/98         10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $8.65   $8.14       $8.70       $8.41         $8.81
Net investment income (loss)                                                  0.04    0.06(1)    (0.02)(1)    0.00(1,2)    (0.02)(1)
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.47)   0.50       (0.26)       0.47          2.16
Total from investment operations                                             (0.43)   0.56       (0.28)       0.47          2.14
Less distributions:
  Dividends from net investment income                                       (0.03)     --       (0.01)         --            --
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                            (0.05)     --          --       (0.07)           --
  Total distributions                                                        (0.08)     --       (0.01)      (0.07)           --
Net asset value, end of period                                               $8.14   $8.70       $8.41       $8.81        $10.95
Total investment return at net asset value(3) (%)                            (4.96)   6.88       (3.22)       5.61         24.29
Total adjusted investment return at net asset value(3,4) (%)                 (8.12)   5.33       (4.52)       3.75         22.44
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                 4,215   5,098       4,965       6,116         7,388
Ratio of expenses to average net assets (%)                                   1.64    1.75        1.73(5)     1.79(5)       1.96
Ratio of adjusted expenses to average net assets(6) (%)                       4.80    3.30        3.03(5)     3.65(5)       3.81
Ratio of net investment income (loss) to average net assets (%)               0.56    0.68       (0.16)       0.04         (0.20)
Ratio of adjusted net investment income (loss) to average net assets(6) (%)  (2.60)  (0.87)      (1.46)      (1.82)        (2.05)
Portfolio turnover rate (%)                                                     69      83         169         129           113
Fee reduction per share(1) ($)                                                0.25    0.14        0.12        0.17          0.18

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                      10/95   10/96       10/97       10/98         10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $8.61   $8.05       $8.55       $8.22         $8.55
Net investment income (loss)                                                 (0.03)   0.00(1,2)  (0.08)(1)   (0.06)(1)     (0.09)(1)
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.48)   0.50       (0.25)       0.46          2.09
Total from investment operations                                             (0.51)   0.50       (0.33)       0.40          2.00
Less distributions:
  Distributions from net realized gain on investments sold and foreign
    currency transactions                                                    (0.05)     --          --       (0.07)           --
Net asset value, end of period                                               $8.05   $8.55       $8.22       $8.55        $10.55
Total investment return at net asset value(3) (%)                            (5.89)   6.21       (3.86)       4.88         23.39
Total adjusted investment return at net asset value(3,4) (%)                 (9.05)   4.66       (5.16)       3.02         21.54
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                 3,990   8,175       8,713       9,720         9,436
Ratio of expenses to average net assets (%)                                   2.52    2.45        2.43(5)     2.49(5)       2.63
Ratio of adjusted expenses to average net assets(6) (%)                       5.68    4.00        3.73(5)     4.35(5)       4.48
Ratio of net investment income (loss) to average net assets (%)              (0.37)   0.02       (0.88)      (0.66)        (0.91)
Ratio of adjusted net investment income (loss) to average net assets(6) (%)  (3.53)  (1.53)      (2.18)      (2.52)        (2.76)
Portfolio turnover rate (%)                                                     69      83         169         129           113
Fee reduction per share(1) ($)                                                0.25    0.14        0.12        0.17          0.18


24 FUND DETAILS

----------------------------------------------------------------------------------------------------------
Class C - period ended:                                                        10/98(7)         10/99
----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $9.36           $8.55
Net investment income (loss)(1)                                                 (0.03)          (0.10)
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         (0.78)           2.12
Total from investment operations                                                (0.81)           2.02
Net asset value, end of period                                                  $8.55          $10.57
Total investment return at net asset value(3) (%)                               (8.65)(8)       23.63
Total adjusted investment return at net asset value(3,4) (%)                    (9.43)(8)       21.78
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       23             187
Ratio of expenses to average net assets (%)                                      2.29(5,9)       2.66
Ratio of adjusted expenses to average net assets(6) (%)                          4.15(5,9)       4.51
Ratio of net investment income (loss) to average net assets (%)                 (1.27)(9)       (1.04)
Ratio of adjusted net investment income (loss) to average net assets(6) (%)     (3.13)(9)       (2.89)
Portfolio turnover rate (%)                                                       129             113
Fee reduction per share(1) ($)                                                   0.07            0.18

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the adviser during the periods shown.
(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.
(6) Unreimbursed, without fee reduction.
(7) Class C shares began operations on June 1, 1998.
(8) Not annualized.
(9) Annualized.


                                                                 FUND DETAILS 25

Pacific Basin Equities Fund

Figures audited by PricewaterhouseCoopers LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            8/95      8/96      10/96(1)       10/97      10/98    10/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $15.88     $14.11      $14.74        $14.47     $11.63    $8.76
Net investment income (loss)(2)                                    0.02(3)   (0.02)      (0.02)        (0.07)      0.02    (0.09)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (1.24)      0.65       (0.25)        (2.66)     (2.89)    5.79
Total from investment operations                                  (1.22)      0.63       (0.27)        (2.73)     (2.87)    5.70
Less distributions:
  Distributions from net realized gain on investments sold
    and foreign currency transactions                             (0.55)        --          --         (0.11)        --       --
Net asset value, end of period                                   $14.11     $14.74      $14.47        $11.63      $8.76   $14.46
Total investment return at net asset value(4) (%)                 (7.65)      4.47       (1.83)(5)    (19.03)    (24.68)   65.07
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     37,417     41,951      38,694        21,109     14,717   32,554
Ratio of expenses to average net assets (%)                        2.05       1.97        2.21(6)       2.06       2.46     2.37
Ratio of net investment income (loss) to average net assets (%)    0.13(3)   (0.15)      (0.83)(6)     (0.49)      0.22    (0.77)
Portfolio turnover rate (%)                                          48         73          15           118        230      174

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           8/95       8/96       10/96(1)      10/97       10/98    10/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $15.84     $13.96      $14.49        $14.20     $11.32    $8.47
Net investment income (loss)(2)                                   (0.09)     (0.13)      (0.04)        (0.18)     (0.04)   (0.17)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (1.24)      0.66       (0.25)        (2.59)     (2.81)    5.59
Total from investment operations                                  (1.33)      0.53       (0.29)        (2.77)     (2.85)    5.42
Less distributions:
  Distributions from net realized gain on investments sold
    and foreign currency transactions                             (0.55)        --          --         (0.11)        --       --
Net asset value, end of period                                   $13.96     $14.49      $14.20        $11.32      $8.47   $13.89
Total investment return at net asset value(4) (%)                 (8.38)      3.80       (2.00)(5)    (19.67)    (25.18)   63.99
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     14,368     32,342      30,147        17,320     13,166   36,828
Ratio of expenses to average net assets (%)                        2.77       2.64        2.90(6)       2.76       3.16     3.07
Ratio of net investment income (loss) to average net assets (%)   (0.66)     (0.86)      (1.52)(6)     (1.19)     (0.48)   (1.47)
Portfolio turnover rate (%)                                          48         73          15           118        230      174

-----------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                                   10/99(7)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                       $9.09
Net investment income (loss)(2)                                                                                            (0.13)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                                                             4.93
Total from investment operations                                                                                            4.80
Net asset value, end of period                                                                                            $13.89
Total investment return at net asset value(4) (%)                                                                          52.81(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                                 955
Ratio of expenses to average net assets (%)                                                                                 3.14(6)
Ratio of net investment income (loss) to average net assets (%)                                                            (1.76)(6)
Portfolio turnover rate (%)                                                                                                  174(5)

(1) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) Annualized.
(7) Class C shares began operations on March 1, 1999.


26 FUND DETAILS

--------------------------------------------------------------------------------


For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC.
For access to the Reference Room call
1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS                         John Hancock Funds, Inc.
       A Global Investment Management Firm        101 Huntington Avenue
                                                  Boston MA 02199-7603

                                                (C)2000 John Hancock Funds, Inc.
                                                INTPN 5/00

                            JOHN HANCOCK GLOBAL FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                   May 1, 2000


This Statement of Additional Information provides information about John Hancock Global Fund (the "Fund"), in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   13
Those Responsible for Management ..........................................   15
Investment Advisory and Other Services ....................................   21
Distribution Contracts ....................................................   24
Sales Compensation ........................................................   26
Net Asset Value ...........................................................   28
Initial Sales Charge on Class A Shares ....................................   29
Deferred Sales Charge on Class B and Class C Shares .......................   31
Special Redemptions .......................................................   35
Additional Services and Programs ..........................................   35
Purchases and Redemptions through Third Parties ...........................   37
Description of the Fund's Shares ..........................................   37
Tax Status ................................................................   38
Calculation of Performance ................................................   43
Brokerage Allocation ......................................................   44
Transfer Agent Services ...................................................   47
Custody of Portfolio ......................................................   47
Independent Auditors ......................................................   47
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Sub-Adviser, Indocam International Investment Services ("IIIS") (the "Sub-Adviser") is organized under the laws of France and indirectly owned by Caisse Nationale de Credit Agricole. IIIS is responsible for providing advice to the Fund with respect to investments, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and in the United States. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. Normally, the Fund will invest in the securities markets of at least three countries, including the United States.

Under normal circumstances, at least 65% of the Fund's total assets will consist of common stocks and securities convertible into common stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including preferred stocks, warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions. The Fund will only invest in investment grade debt securities, which are securities rated within the four highest rating categories of Standard & Poor's Rating Group ("S&P") (AAA, AA, A,
BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa). Investments in the lowest investment grade rating category may have speculative characteristics and therefore may involve higher risks. Investment grade debt securities are subject to market fluctuations and changes in interest rates; however, the risk of loss of income and principal is generally expected to be less than with lower quality debt securities. In the event a debt security is downgraded below investment grade, the Adviser will consider this event in its determination of whether the Fund should continue to hold the security.

The global allocation of assets is not fixed, and will vary from time to time based on the judgment of the Adviser and Sub-Adviser. The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Sub-Adviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors all in relation to the prevailing prices of the securities in each country or region.

When the Adviser believes that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risks than those in domestic securities. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. There may be difficulty in enforcing legal rights outside the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable on certain of the Fund's foreign portfolio securities (and, in some cases, capital gains) may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. See "TAX STATUS".

Investors should understand that the expense ratio of the Fund will be higher than that of investment companies investing in domestic securities since the expenses of the Fund, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund, are higher.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Advisers, as appropriate, will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with redemption of Fund shares or to finance failed settlement of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser or Advisers, as appropriate, the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes, bonds or debentures. The distinguishing feature of a structured or hybrid note, bond or debenture is that the amount of interest and/or principal payable on the security is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the security, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note, bond or debenture; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realized capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or other assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in all types of derivative instruments are not considered to be borrowing.

         (2) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (3) Issue senior securities, except to the extent permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, are not considered an issuance of senior securities.

         (4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

         (5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

         (6) Make loans, except that the fund may (1) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value; (2) enter into repurchase agreements; and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such purchase. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies or instrumentalities.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         (1) Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on securities as described in this Statement of Additional Information.

         (2) Invest more than 15% of its net assets in illiquid securities.

         (3) Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         (4) Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

         (5) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies; (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company; or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (6) Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as may be necessary for the clearance of securities transactions.

         (7) Purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), to an extent inconsistent with the Fund's diversified status under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers or Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee and Chairman (1, 2)            Chairman and Chief Executive Officer,
John Hancock Place                                                              John Hancock Life Insurance Company;
P.O. Box 111                                                                    Chairman and Director, John Hancock
Boston, MA 02117                                                                Advisers, Inc. (The Adviser), John
July 1937                                                                       Hancock Funds, Inc. (John Hancock
                                                                                Funds), The Berkeley Financial Group,
                                                                                Inc. (The Berkeley Group); Director,
                                                                                John Hancock Subsidiaries, Inc.; John
                                                                                Hancock Insurance Agency, Inc.;
                                                                                (Insurance Agency), (until June
                                                                                1999);  Federal Reserve Bank of
                                                                                Boston (until March 1999); John
                                                                                Hancock Signature Services, Inc.
                                                                                (Signature Services) (until January
                                                                                1997); Trustee, John Hancock Asset
                                                                                Management (until March 1997).

Maureen R. Ford *                        Trustee, Vice Chairman and Chief       President, Broker/Dealer Distributor,
101 Huntington Avenue                    Executive Officer                      John Hancock Life Insurance Company;
Boston, MA  02199                                                               Vice Chairman, Director and Chief
April 1955                                                                      Executive Officer, the Adviser, The
                                                                                Berkeley Group, John Hancock Funds;
                                                                                Chairman, Director and President,
                                                                                Insurance Agency, Inc.; Chairman,
                                                                                Director and Chief Executive Officer,
                                                                                Sovereign Asset Management
                                                                                Corporation (SAMCorp.); Senior Vice
                                                                                President, MassMutual Insurance Co.
                                                                                (until 1999); Senior Vice President,
                                                                                Connecticut Mutual Insurance Co.
                                                                                (until 1996); Vice President,
                                                                                Integrated Resources (until 1989).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Richard P. Chapman, Jr.                  Trustee (1)                            Chairman, President, and Chief
160 Washington Street                                                           Executive Officer, Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.;
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation, Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Apollo Gold, Inc.; Director Original
                                                                                Sixteen to One Mines, Inc. (until
                                                                                1999); Management Consultant (from
                                                                                1984-1987 and 1991-1998); Director,
                                                                                Freeport-McMoran Copper & Gold, Inc.
                                                                                (until 1997); Vice President, Chief
                                                                                Financial Officer and Director of
                                                                                Amax Gold, Inc. (until 1998).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard A. Farrell                       Trustee                                President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                         (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980,
23rd Floor                                                                      headed the venture capital group at
Boston, MA  02110                                                               Bank of Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                                Senior Vice President and Chief
3054 So. Abingdon Street                                                        Economist, The Conference Board
Arlington, VA  22206                                                            (non-profit economic and business
December 1947                                                                   research); Director, Unisys Corp.;
                                                                                and H.B. Fuller Company.  Director,
                                                                                National Bureau of Economic
                                                                                Research (academic).

William F. Glavin                        Trustee                                President Emeritus, Babson College
120 Paget Court - John's Island                                                 (as of 1997); Vice Chairman, Xerox
Vero Beach, FL 32963                                                            Corporation (until June 1989);
March 1932                                                                      Director, Caldor Inc., Reebok, Inc.
                                                                                (since 1994) and Inco Ltd.




-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                                          Positions Held                        Principal Occupation(s)
Name and Address                          With the Company                      During the Past Five Years
----------------                          ----------------                      --------------------------

Dr. John A. Moore                         Trustee                               President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                     Trustee                               Executive Director, Council for
Council For International Exchange of                                           International Exchange of Scholars
Scholars                                                                        (since January 1998), Vice
3007 Tilden Street, N.W.                                                        President, Institute of
Washington, D.C.  20008                                                         International Education (since
May 1943                                                                        January 1998); Senior Fellow,
                                                                                Cornell Institute of Public Affairs,
                                                                                Cornell University (until December
                                                                                1997); President Emerita of Wells
                                                                                College and St. Lawrence University;
                                                                                Director, Niagara Mohawk Power
                                                                                Corporation (electric utility).

John W. Pratt                             Trustee                               Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

Richard S. Scipione *                     Trustee (1)                           General Counsel, John Hancock Life
John Hancock Place                                                              Insurance Company; Director, the
P.O. Box 111                                                                    Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., John
August 1937                                                                     Hancock Subsidiaries, Inc.,
                                                                                SAMCorp., NM Capital, The Berkeley
                                                                                Group, JH Networking Insurance
                                                                                Agency, Inc.; Insurance Agency, Inc.
                                                                                (until June 1999), Signature
                                                                                Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Osbert M. Hood                           Executive Vice President and Chief     Executive Vice President and  Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, each of the John
Boston, MA  02199                                                               Hancock Funds; Executive Vice
August 1952                                                                     President, Treasurer and Chief
                                                                                Financial Officer of the Adviser, the
                                                                                Berkeley Group, John Hancock Funds,
                                                                                SAMCorp. and NM Capital; Senior Vice
                                                                                President, Chief Financial Officer
                                                                                and Treasurer, Signature Services;
                                                                                Director IndoCam Japan Limited; Vice
                                                                                President and Chief Financial
                                                                                Officer, John Hancock Mutual Life
                                                                                Insurance Company, Retail Sector
                                                                                (until 1997).

Thomas H. Connors                        Vice President and Compliance          Vice President and Compliance
101 Huntington Avenue                    Officer                                Officer, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds, Inc.
September 1959

Susan S. Newton                          Vice President, Secretary and Chief    Vice President, Secretary and Chief
101 Huntington Avenue                    Legal Officer                          Legal Officer, the Adviser; John
Boston, MA  02199                                                               Hancock Funds, Signature Services,
March 1950                                                                      The Berkeley Group, NM Capital and
                                                                                SAMCorp.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione and Ms. Ford, each a non-Independent Trustee and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                   Aggregate                Total Compensation From the
                                   Compensation             Fund and John Hancock Fund
Independent Trustees               From the Fund(1)         Complex to Trustees(2)
--------------------               ----------------         ----------------------

Dennis S. Aronowitz                $   813                    $ 75,250
Richard P. Chapman, Jr.*               821                      75,250
William J. Cosgrove*                   787                      72,250
Douglas M. Costle (3)                  661                      56,000
Leland O. Erdahl                       789                      72,350
Richard A. Farrell                     821                      75,250
Gail D. Fosler                         787                      72,250
William F. Glavin*                     744                      68,100
Dr. John A. Moore*                     789                      72,350
Patti McGill Peterson                  822                      75,350
John W. Pratt                          787                      72,250
                                   -------                    --------

Total                              $8,621                     $786,650

(1) Compensation is for the fiscal year ended October 31, 1999.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-one funds.

(3) Mr. Costle retired as of December 31, 1999.

* As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2000, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

                                                                   Percentage of total
                                                                   outstanding shares of
Name and Address of Shareholder                 Class of Shares    the Class of the Fund
-------------------------------                 ---------------    ---------------------

MLPF&S For The Sole Benefit of Its Customers            B                     7.75%
Attn: Fund Administration 9739B
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

Galactic Marketing Incentive                            C                    15.64%
Mapped Conversion Holding Account
101 Huntington Avenue
Boston, MA  02199

Wexford Clearing Services Corp                          C                     8.15%
FBO Diller Foundation Inc.
c/o Diller & Fisher
96 Street & 3rd Ave
Stone Harbor NJ
Oregon Wire Products                                    C                     5.52%
Mapped Conversion Account
101 Huntington Ave
Boston, MA

Central Collision Center                                C                     5.60%
216 South Harlem
Peotone, IL

Gateway Candy Corporation                               C                     5.00%
#1 Candy Lane
Bridgeton, MO 63044

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

                  Net Asset Value                             Annual Rate
                  ---------------                             -----------

                  First $100,000,000                              0.90%
                  Next $200,000,000                               0.80%
                  Next $200,000,000                               0.75%
                  Amounts over $500,000,000                       0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Adviser's management fee was $1,251,029, $1,489,223 and $1,526,776, respectively

The Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") under which IIIS, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada.

As of January 1, 2000 the Sub-Adviser to the Fund is IIIS. Under its Sub-Advisory Agreement with the Adviser, IIIS will provide the Fund with advise and recommendations regarding the fund's investments. IIIS will also provide the Fund on a continuous basis with economic, financial and political information research and assistance concerning international markets. IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with presence in the financial centers around the world. IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser will pay IIIS quarterly, in arrears, a fee at the annual rate of 50% of the investment advisory fee received by the Adviser. Until March 1, 2000 the Fund had another Sub-Adviser, John Hancock Advisers, International ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. JHAI had agreed to waive all but 0.05% of the fee, as of January 1, 2000. The Fund is not responsible for paying either Sub-Adviser's fee. JHAI's subadvisory agreement contract was terminated effective March 1, 2000.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Sub-Adviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Sub-Adviser for the Fund or for other funds or clients for which the Adviser or a Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Sub Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and the Sub-Advisory Agreement, neither the Adviser nor Sub-Adviser is liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement was approved by all Trustees in June, 1999. The Advisory Agreement, IIIS Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser $24,127, $28,542 and $29,462, respectively, for services under this Agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser. Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1997, 1998 and 1999 were $114,878, $170,892 and $133,614, respectively. Of such amounts $18,135, $28,661 and $6,389, respectively, were retained by John Hancock Funds in 1997, 1998 and 1999. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 1999, an aggregate of $1,439,240 of distribution expenses or 2.76% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended October 31, 1999, an aggregate of $2,749 of distribution expenses or 1.51% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, the John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to the John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1999, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items

                                         Printing and                                               Interest
                                         Mailing of                               Expenses of       Carrying or
                                         Prospectus to New   Compensation to      John Hancock      Other Finance
                      Advertising        Shareholders        Selling Brokers      Funds             Charges
                      -----------        -----------------   ---------------      ------------      -------------

Class A               $ 66,110           $477                $158,433             $145,379          $      0
Class B               $ 74,444           $608                $184,537             $164,584          $ 68,022
Class C               $    179           $  7                $      0             $    423          $      0

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in the arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                              First year
                              Sales charge           Maximum                  service fee         Maximum total
                              paid by investors      reallowance              (% of net           compensation (1)
Class A investments           (% of offering price)  (% of offering price)    investment) (3)     (% of offering price)
-------------------           ---------------------  --------------------     ---------------     ---------------------

Up to $49,999                 5.00%                  4.01%                    0.25%               4.25%
$50,000 - $99,999             4.50%                  3.51%                    0.25%               3.75%
$100,000 - $249,999           3.50%                  2.61%                    0.25%               2.85%
$250,000 - $499,999           2.50%                  1.86%                    0.25%               2.10%
$500,000 - $999,999           2.00%                  1.36%                    0.25%               1.60%

Regular investments of
Class A shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999        --                     0.75%                    0.25%               1.00%
Next $1 - $5M above that      --                     0.25%                    0.25%               0.50% (2)
Next $1 or more above that    --                     0.00%                    0.25%               0.25% (2)

Retirement investments of
Class A shares of
$1 million or more*
-------------------

First $1M - $24,999,999                              0.75%                    0.25%               1.00%
Next $25M -$49,999,999                               0.25%                    0.25%               0.50%
Next $1 or more above that                           0.00%                    0.25%               0.25%

                                                                              First year
                                                     Maximum                  service fee         Maximum total
                                                     reallowance              (% of net           compensation (1)
Class B investments                                  (% of offering price)    investment) (3)     (% of offering price)
-------------------                                  ---------------------    ---------------     ---------------------

All amounts                                          3.75%                    0.25%               4.00%

                                                                              First year
                                                     Maximum                  service fee         Maximum total
                                                     reallowance              (% of net           compensation (1)
Class C investments                                  (% of offering price)    investment) (3)     (% of offering price)
-------------------                                  ---------------------    ---------------     ---------------------

Amounts purchased at NAV      --                     0.75%                    0.25%               1.00%
All other amounts             1.00%                  1.75                     0.25%               2.00%

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.


(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value, plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, grandparents, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of a Fund's shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                               CDSC Rate
         ---------------                                               ---------

         $1 to $4,999,999                                                1.00%
         Next $5 million to $9,999,999                                   0.50%
         Amounts to $10 million and over                                 0.25%



Class C shares may be offered without a front-end sales charge to:

         o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (these types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

         o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individaul's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


         o Proceeds of 50 shares redeemed at $12 per share (50 x 12)    $600.00
         o *Minus Appreciation ($12 - $10) x 100 shares                 (200.00)
         o Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                  (120.00)
         o Amount subject to CDSC                                       $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C ) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares or Class C that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.

For retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans, and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

-----------------------------------------------------------------------------------------------------------------
Type of                   401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution              (401 (k), MPP,                                       Rollover
                          PSP) 457 & 408
                          (SEPs & Simple
                          IRAs)
-----------------------------------------------------------------------------------------------------------------
Death or Disability       Waived             Waived           Waived           Waived            Waived
-----------------------------------------------------------------------------------------------------------------
Over 70 1/2               Waived             Waived           Waived           Waived for        12% of account
                                                                               mandatory         value annually
                                                                               distributions     in periodic
                                                                               or 12% of         payments
                                                                               account value
                                                                               annually in
                                                                               periodic
                                                                               payments.
-----------------------------------------------------------------------------------------------------------------
Between 59 1/2 and 70 1/2 Waived             Waived           Waived           Waived for Life   12% of account
                                                                               Expectancy or     value annually
                                                                               12% of account    in periodic
                                                                               value annually    payments
                                                                               in periodic
                                                                               payments.
-----------------------------------------------------------------------------------------------------------------
Under 59 1/2              Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)            annuity payments   annuity          annuity          annuity           value annually
                          (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                          account value      or 12% of        or 12% of        or 12% of         payments
                          annually in        account value    account value    account value
                          periodic           annually in      annually in      annually in
                          payments.          periodic         periodic         periodic
                                             payments.        payments.        payments.
-----------------------------------------------------------------------------------------------------------------
Loans                     Waived             Waived           N/A              N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Termination of Plan       Not Waived         Not Waived       Not Waived       Not Waived        N/A
-----------------------------------------------------------------------------------------------------------------
Hardships                 Waived             Waived           Waived           N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Qualified Domestic        Waived             Waived           Waived           N/A               N/A
Relations Orders
-----------------------------------------------------------------------------------------------------------------
Termination of            Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
-----------------------------------------------------------------------------------------------------------------
Return of Excess          Waived             Waived           Waived           Waived            N/A
-----------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption on exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the

Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right to survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the

Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders would not, in this event, include these foreign taxes in their income, nor would they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into option, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, and as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards available to offset future net realized capital gains.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict its ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 1999, the average annual total returns for Class A shares of the Fund for the 1 year and 5 year periods and since commencement of operations on January 3, 1992 were 14.84%, 8.99% and 10.02%, respectively.

As of October 31, 1999, the average annual total returns for Class B shares of the fund for the 1 year, 5 year and 10 year periods were 15.12%, 9.12% and 8.42%.

As of October 31, 1999, the cumulative total return for Class C shares of the Fund since commencement of operations on March 1, 1999 was 10.02%.

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

T = ((ERV/P)^(1/n)) - 1

Where:

                  P   = a hypothetical initial investment of $1,000.
                  T   = average annual total return.
                  n   = number of years.
                  ERV = ending redeemable value of a hypothetical $1,000
                        investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

The result of the foregoing calculation is an average and is not the same as the actual year-to-year results.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes that the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performances.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

The Sub-Advisory Agreement between both Adviser and the Sub-Adviser authorize the Sub-Adviser (subject to the control of the Trustees of the Fund) to provide the Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or Sub-Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser and Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times subject to review by the Trustees. For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid negotiated brokerage commissions of $38,297, $991,065 and $1,025,885, respectively.

When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. The writing of calls and the purchase of puts and calls by the Fund will be subject to limitations established (and changed from time to time) by each of the Exchanges governing the maximum number of puts and calls covering the same underlying security which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different Exchanges, held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment companies and other investment advisory clients of the Adviser and its affiliates or Sub-Adviser. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1999, the Fund paid $55,189 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Brokers. During the fiscal years ending October 31, 1997, 1998 and 1999, no brokerage commissions were paid to the Affiliated Brokers in connection with the portfolio transactions of the Fund.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Affiliated Broker will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. The Fund will in no event effect principal transactions with the Affiliated Broker in the over-the-counter securities in which the Affiliated Broker makes a market.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B  - DESCRIPTION OF BOND RATINGS*

Moody's Bond Ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities .

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated `Ca' represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

"CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

"CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

                       JOHN HANCOCK LARGE CAP GROWTH FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                   May 1, 2000


This Statement of Additional Information provides information about John Hancock Large Cap Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                          Page

Organization of the Fund .............................................       2
Investment Objective and Policies ....................................       2
Investment Restrictions ..............................................      14
Those Responsible for Management .....................................      16
Investment Advisory and Other Services ...............................      24
Distribution Contracts ...............................................      26
Sales Compensation ...................................................      28
Net Asset Value ......................................................      30
Initial Sales Charge on Class A Shares ...............................      31
Deferred Sales Charge on Class B and Class C Shares ..................      34
Special Redemptions ..................................................      38
Additional Services and Programs .....................................      38
Purchases and Redemptions Through Third Parties ......................      40
Description of the Fund's Shares .....................................      40
Tax Status ...........................................................      42
Calculation of Performance ...........................................      47
Brokerage Allocation .................................................      49
Transfer Agent  Services .............................................      51
Custody of Portfolio .................................................      51
Independent Auditors .................................................      51
Appendix A- Description of Investment Risk ...........................     A-1
Appendix B-Description of Bond Ratings ...............................     B-1
Financial Statements .................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts. Prior to July 1996, the Fund was a series of John Hancock Capital Series. Prior to June 1, 1999, the Fund was called John Hancock Growth Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 65% of total assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index).

The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The Fund generally invests in 30 to 60 U.S. companies that are diversified across sectors. The Fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:
      o     Strong cash flows
      o     Secure market franchises
      o     Sales growth that outpaces their industries

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above average growth rate.

When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least

BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor's Service, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. The Fund may, however, invest up to 5% of its net assets in lower rated securities, commonly known as "junk bonds".

Lower Rated High Yield Debt Obligations. The Fund may invest in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. No more than 5% of the Fund's net assets, however, will be invested in securities rated lower than BBB by S&P or Baa by Moody's. In addition, no more than 5% of the Fund's net assets may be invested in securities rated BBB or Baa and unrated securities deemed of equivalent quality. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments In Foreign Securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of upsonsored ADRs are not contractually obligated to disclose material information including financial information in the U.S.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers of the are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated

(upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in a short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possesses volatility characteristics similar to those being hedged. To effect such transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender an accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities of any type of maturity equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code for that year.

The Fund does not intend to enter into short sale (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

(2) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(4) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(7) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (6) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9)   Issue senior securities, except as permitted by paragraphs (2), (3) and
      (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (7) above are not deemed to be senior securities.

In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities, and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) Invest for the purpose of exercising control over or management of any company.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one such investment company.

(d)   Invest more than 15% of its net assets in illiquid securities.

(e) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Stephen L. Brown*           Trustee and Chairman      Chairman and Chief
John Hancock Place          (1, 2)                    Executive Officer, John
P.O. Box 111                                          Hancock Life Insurance
Boston, MA 02117                                      Company; Chairman and
July 1937                                             Director, John Hancock
                                                      Advisers, Inc. (The
                                                      Adviser), John Hancock
                                                      Funds, Inc. (John
                                                      Hancock Funds), The
                                                      Berkeley Financial
                                                      Group, Inc. (The
                                                      Berkeley Group);
                                                      Director, John Hancock
                                                      Subsidiaries, Inc.;
                                                      John Hancock Insurance
                                                      Agency, Inc.;
                                                      (Insurance Agency),
                                                      (until June 1999);
                                                      Federal Reserve Bank of
                                                      Boston (until March
                                                      1999); John Hancock
                                                      Signature Services,
                                                      Inc. (Signature
                                                      Services) (until
                                                      January 1997); Trustee,
                                                      John Hancock Asset
                                                      Management (until March
                                                      1997).

Maureen R. Ford *           Trustee, Vice Chairman    President,
101 Huntington Avenue       and Chief Executive       Broker/Dealer
Boston, MA  02199           Officer                   Distributor, John
April 1955                                            Hancock Life Insurance
                                                      Company; Vice Chairman,
                                                      Director and Chief
                                                      Executive Officer, the
                                                      Adviser, The Berkeley
                                                      Group, John Hancock
                                                      Funds; Chairman,
                                                      Director and President,
                                                      Insurance Agency, Inc.;
                                                      Chairman, Director and
                                                      Chief Executive
                                                      Officer, Sovereign
                                                      Asset Management
                                                      Corporation (SAMCorp.);
                                                      Senior Vice President,
                                                      MassMutual Insurance
                                                      Co. (until 1999);
                                                      Senior Vice President,
                                                      Connecticut Mutual
                                                      Insurance Co. (until
                                                      1996); Vice President,
                                                      Integrated Resources
                                                      (until 1989).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Dennis S. Aronowitz         Trustee                   Professor of Law,
1216 Falls Boulevard                                  Emeritus, Boston
Fort Lauderdale, FL  33327                            University School of
June 1931                                             Law (as of 1996);
                                                      Director, Brookline
                                                      Bankcorp.

Richard P. Chapman, Jr.     Trustee (1)               Chairman, President,
160 Washington Street                                 and Chief Executive
Brookline, MA  02147                                  Officer, Brookline
February 1935                                         Bankcorp. (lending);
                                                      Director, Lumber
                                                      Insurance Companies
                                                      (fire and casualty
                                                      insurance); Trustee,
                                                      Northeastern University
                                                      (education); Director,
                                                      Depositors Insurance
                                                      Fund, Inc. (insurance).

William J. Cosgrove         Trustee                   Vice President, Senior
20 Buttonwood Place                                   Banker and Senior
Saddle River, NJ  07458                               Credit Officer,
January 1933                                          Citibank, N.A. (retired
                                                      September 1991);
                                                      Executive Vice
                                                      President, Citadel
                                                      Group Representatives,
                                                      Inc.; Trustee, the
                                                      Hudson City Savings
                                                      Bank (since 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Leland O. Erdahl            Trustee                   Director of Uranium
8046 Mackenzie Court                                  Resources Corporation,
Las Vegas, NV  89129                                  Hecla Mining Company,
December 1928                                         Canyon Resources
                                                      Corporation and Apollo
                                                      Gold, Inc.; Director
                                                      Original Sixteen to One
                                                      Mines, Inc. (until
                                                      1999); Management
                                                      Consultant (from
                                                      1984-1987 and
                                                      1991-1998); Director,
                                                      Freeport-McMoran Copper
                                                      & Gold, Inc. (until
                                                      1997); Vice President,
                                                      Chief Financial Officer
                                                      and Director of Amax
                                                      Gold, Inc. (until 1998).

Richard A. Farrell          Trustee                   President of Farrell,
The Venture Capital Fund                              Healer & Co., (venture
of New England                                        capital management
160 Federal Street                                    firm) (since 1980);
23rd Floor                                            Prior to 1980, headed
Boston, MA  02110                                     the venture capital
November 1932                                         group at Bank of Boston
                                                      Corporation.

Gail D. Fosler              Trustee                   Senior Vice President
3054 So. Abingdon Street                              and Chief Economist,
Arlington, VA  22206                                  The Conference Board
December 1947                                         (non-profit economic
                                                      and business research);
                                                      Director, Unisys Corp.;
                                                      and H.B. Fuller
                                                      Company.  Director,
                                                      National Bureau of
                                                      Economic Research
                                                      (academic).

William F. Glavin           Trustee                   President Emeritus,
120 Paget Court - John's                              Babson College (as of
Island                                                1997); Vice Chairman,
Vero Beach, FL 32963                                  Xerox Corporation
March 1932                                            (until June 1989);
                                                      Director, Caldor Inc.,
                                                      Reebok, Inc. (since
                                                      1994) and Inco Ltd.

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------




Dr. John A. Moore           Trustee                   President and Chief
Institute for Evaluating                              Executive Officer,
Health Risks                                          Institute for
1629 K Street NW                                      Evaluating Health
Suite 402                                             Risks, (nonprofit
Washington, DC  20006-1602                            institution) (since
February 1939                                         September 1989).

Patti McGill Peterson       Trustee                   Executive Director,
Council For International                             Council for
Exchange of Scholars                                  International Exchange
3007 Tilden Street, N.W.                              of Scholars (since
Washington, D.C.  20008                               January 1998), Vice
May 1943                                              President, Institute of
                                                      International Education
                                                      (since January 1998);
                                                      Senior Fellow, Cornell
                                                      Institute of Public
                                                      Affairs, Cornell
                                                      University (until December
                                                      1997); President Emerita
                                                      of Wells College and St.
                                                      Lawrence University;
                                                      Director, Niagara Mohawk
                                                      Power Corporation
                                                      (electric utility).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

John W. Pratt               Trustee                   Professor of Business
2 Gray Gardens East                                   Administration
Cambridge, MA  02138                                  Emeritus, Harvard
September 1931                                        University Graduate
                                                      School of Business
                                                      Administration (as of June
                                                      1998).

Richard S. Scipione *       Trustee (1)               General Counsel, John
John Hancock Place                                    Hancock Life Insurance
P.O. Box 111                                          Company; Director, the
Boston, MA  02117                                     Adviser, John Hancock
August 1937                                           Funds, Signator
                                                      Investors, Inc., John
                                                      Hancock Subsidiaries,
                                                      Inc., SAMCorp., NM
                                                      Capital, The Berkeley
                                                      Group, JH Networking
                                                      Insurance Agency, Inc.;
                                                      Insurance Agency, Inc.
                                                      (until June 1999),
                                                      Signature Services
                                                      (until January 1997).

Osbert M. Hood              Executive Vice            Executive Vice
101 Huntington Avenue       President and Chief       President and  Chief
Boston, MA  02199           Financial Officer         Financial Officer, each
August 1952                                           of the John Hancock
                                                      Funds; Executive Vice
                                                      President, Treasurer and
                                                      Chief Financial Officer of
                                                      the Adviser, the Berkeley
                                                      Group, John Hancock Funds,
                                                      SAMCorp. and NM Capital;
                                                      Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer, Signature
                                                      Services; Director IndoCam
                                                      Japan Limited; Vice
                                                      President and Chief
                                                      Financial Officer, John
                                                      Hancock Mutual Life
                                                      Insurance Company, Retail
                                                      Sector (until 1997).

Thomas H. Connors           Vice President and        Vice President and
101 Huntington Avenue       Compliance Officer        Compliance Officer, the
Boston, MA  02199                                     Adviser; Vice
September 1959                                        President, John Hancock
                                                      Funds, Inc.

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Susan S. Newton             Vice President,           Vice President,
101 Huntington Avenue       Secretary and Chief       Secretary and Chief
Boston, MA  02199           Legal Officer             Legal Officer, the
March 1950                                            Adviser; John Hancock
                                                      Funds, Signature
                                                      Services, The Berkeley
                                                      Group, NM Capital and
                                                      SAMCorp.

James J. Stokowski          Vice President,           Vice President, the
101 Huntington Avenue       Treasurer and Chief       Adviser.
Boston, MA  02199           Accounting Officer
November 1946

-------------------

* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                Aggregate           Total Compensation From the
                                Compensation        Fund and John Hancock Fund
Independent Trustees            From the Fund(1)    Complex to Trustees(2)
--------------------            ----------------    ----------------------

Dennis S. Aronowitz             $   3,080            $  75,250
Richard P. Chapman, Jr.*            3,109               75,250
William J. Cosgrove*                2,974               72,250
Douglas M. Costle (3)               2,437               56,000
Leland O. Erdahl                    2,979               72,350
Richard A. Farrell                  3,109               75,250
Gail D. Fosler                      2,974               72,250
William F. Glavin*                  2,790               68,100
Dr. John A. Moore*                  2,979               72,350
Patti McGill Peterson               3,114               75,350
John W. Pratt                       2,974               72,250
                                ---------            ---------

Total                           $  32,519            $ 786,650

(1) Compensation is for the fiscal year ended October 31, 1999.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-one funds.

(3) Mr. Costle retired as of December 31, 1999.

* As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2000, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
                                                             Percentage of Total
                                                             Outstanding Shares
Name and Address of Shareholder         Class of Shares      of the Fund
-------------------------------         ---------------      -----------
--------------------------------------------------------------------------------
MLPF&S  For The  Sole  Benefit  of Its           B                  11.12%
Customers
Attn: Fund Administration 97DA7
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------------------------------------
MLPF&S  For The  Sole  Benefit  of Its           C                   9.73%
Customers
Attn: Fund Administration 97DA7
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------------------------------------
Kathleen M. Cantine                              C                   6.62%
248 Whitlock St
Saline, MI  48176

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds and in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                          Annual Rate
---------------                          -----------

First $750,000,000                       0.75%
Amount over $750,000,000                 0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser an investment advisory fees of $2,560,785, $4,442,408 and $5,578,233, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser $59,616, $97,772 and $124,110, respectively, for services under this agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1997, 1998 and 1999 were $376,266, $464,798 and $599,985, respectively. Of such amounts, $58,043, $75,201 and $77,978, respectively, were retained by John Hancock Funds in 1995, 1996, 1997 and 1998. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time. For the fiscal year ended October 31, 1999, an aggregate of $5,435,775 distribution expenses or 1.80% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended October 31, 1999, an aggregate of $13,614 distribution expenses or 1.01% of the average net assets of the Class C share of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1999, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items

                                 Printing and                                       Interest
                                 Mailing of                                         Carrying or
                                 Prospectus                        Expenses of      Other
                                 to New          Compensation to   John Hancock     Finance
                  Advertising    Shareholders    Selling Brokers   Funds            Charges
                  -----------    ------------    ---------------   -----            -------

Class A           $  181,788     $   34,025      $  841,264        $  307,017       $        0
Class B           $  389,911     $   78,871      $1,372,358        $  652,780       $  297,722
Class C           $    2,145     $      466      $      937        $    3,766       $        0

SALES COMPENSATION


As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                      Sales charge       Maximum                     First year service      Maximum total
                               Paid by investors         reallowance                 Fee (% of net           compensation (1)
Class A investments            (% of offering price)     (% of offering price)       investment) (3)         (% of offering price)
-------------------            ---------------------     ---------------------       ---------------         ---------------------

Up to $49,999                  5.00%                     4.01%                       0.25%                   4.25%
$50,000 - $99,999              4.50%                     3.51%                       0.25%                   3.75%
$100,000 - $249,999            3.50%                     2.61%                       0.25%                   2.85%
$250,000 - $499,999            2.50%                     1.86%                       0.25%                   2.10%
$500,000 - $999,999            2.00%                     1.36%                       0.25%                   1.60%

Regular investments
of Class A share of
$1 million or more (4)

First $1M - $4,999,999         --                        0.75%                       0.25%                   1.00%
Next $1 - $5M above that       --                        0.25%                       0.25%                   0.50% (2)
Next $1 or more above that     --                        0.00%                       0.25%                   0.25% (2)

Retirement investments
of Class A shares of
$1 million or more *

First $1M - $24,999,999        --                        0.75%                       0.25%                   1.00%
Next $25M -$49,999,999         --                        0.25%                       0.25%                   0.50%
Next $1 or more above that     --                        0.00%                       0.25%                   0.25%

                                                         Maximum                     First year service      Maximum total
                                                         reallowance                 fee (% of net           Compensation (1)
Class B investments                                      (% of offering price)       investment) (3)         (% of offering price)
-------------------                                      ---------------------       ---------------         ---------------------

All amounts                                              3.75%                       0.25%                   4.00%

                                                         Maximum                     First year service      Maximum total
                                                         reallowance                 fee (% of net           Compensation (1)
Class C investments                                      (% of offering price)       Investment) (3)         (% of offering price)
-------------------                                      --------------------        ---------------         ---------------------

Amounts purchased at
NAV                            --                        0.75%                       0.25%                   1.00%
All other amounts              1.00%                     1.75%                       0.25%                   2.00%

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                               CDSC Rate
            ---------------                               ---------

            $1 to $4,999,999                              1.00%
            Next $5 million to $9,999,999                 0.50%
            Amounts of $10 million and over               0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (these types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen
(13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


      oProceeds of 50 shares redeemed at $12 per shares (50 x 12) $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares               (200.00)
      oMinus proceeds of 10 shares not subject to CDSC
       (dividend reinvestment)                                    (120.00)
                                                                  -------
      oAmount subject to CDSC                                     $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

----------------------------------------------------------------------------------------------------------------------------------
Type of                    401 (a) Plan (401      403 (b)             457                 IRA, IRA Rollover    Non-retirement
Distribution               (k), MPP, PSP) 457 &
                           408 (SEPs & Simple
                           IRAs)
----------------------------------------------------------------------------------------------------------------------------------
Death or Disability        Waived                 Waived              Waived              Waived               Waived
----------------------------------------------------------------------------------------------------------------------------------
Over 70 1/2                Waived                 Waived              Waived              Waived for           12% of account
                                                                                          mandatory            value annually in
                                                                                          distributions or     periodic payments
                                                                                          12% of account
                                                                                          value annually in
                                                                                          periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Between 59 1/2 and 70 1/2  Waived                 Waived              Waived              Waived for Life      12% of account
                                                                                          Expectancy or 12%    value annually in
                                                                                          of account value     periodic payments
                                                                                          annually in
                                                                                          periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Under 59 1/2               Waived for annuity     Waived for          Waived for          Waived for annuity   12% of account
(Class B only)             payments (72t) or      annuity payments    annuity payments    payments (72t) or    value annually in
                           12% of account value   (72t) or 12% of     (72t) or 12% of     12% of account       periodic payments
                           annually in periodic   account value       account value       value annually in
                           payments.              annually in         annually in         periodic payments.
                                                  periodic payments.  periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Loans                      Waived                 Waived              N/A                 N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
Termination of Plan        Not Waived             Not Waived          Not Waived          Not Waived           N/A
----------------------------------------------------------------------------------------------------------------------------------
Hardships                  Waived                 Waived              Waived              N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
Qualified Domestic         Waived                 Waived              Waived              N/A                  N/A
Relations Orders
----------------------------------------------------------------------------------------------------------------------------------
Termination of             Waived                 Waived              Waived              N/A                  N/A
Employment Before Normal
Retirement Age
----------------------------------------------------------------------------------------------------------------------------------
Return of Excess           Waived                 Waived              Waived              Waived               N/A
----------------------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and
(iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 1999, the average annual total returns for Class A shares of the Fund for the 1 year, 5 year and 10 year periods were 21.2%, 18.15% and 13.11%, respectively.

As of October 31, 1999, the average annual total return for the Class B shares of the Fund for the 1 year and 5 year periods and since commencement of operations on January 3, 1994, were 21.70%, 18.32% and 14.63%, respectively.

As of October 31, 1999, the average annual total return for the Class C shares of the Fund for the 1 year period and since commencement of operations on June 1, 1998 were 25.72% and 17.96%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV=        ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a =   dividends and interest earned during the period.
      b =   net expenses accrued during the period.
      c =   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d =   the maximum offering price per share on the last day of the period
            (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years end October 31, 1997, 1998 and 1999, the Fund paid negotiated brokerage commissions in the amount of $662,164, $2,074,796 and $2,485,976, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the year ended October 31, 1999, the Fund directed commissions in the amount of $1,175,170 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal year ended October 31, 1997, 1998 and 1999, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund allocated to each class on the basis of their relative net asset value.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and have been included in reliance on their report as experts in accounting and auditing.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                         JOHN HANCOCK INTERNATIONAL FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                   May 1, 2000


This Statement of Additional Information provides information about John Hancock International Fund (the "Fund"), in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which may be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Organization of the Fund...................................................    2
Investment Objective and Policies..........................................    2
Investment Restrictions....................................................   13
Those Responsible for Management...........................................   16
Investment Advisory and Other Services.....................................   22
Distribution Contracts.....................................................   25
Sales Compensation.........................................................   27
Net Asset Value............................................................   29
Initial Sales Charge on Class A Shares.....................................   29
Deferred Sales Charge on Class B and Class C Shares........................   32
Special Redemptions........................................................   36
Additional Services and Programs...........................................   36
Purchases and Redemptions through Third Parties............................   38
Description of the Fund's Shares...........................................   38
Tax Status.................................................................   39
Calculation of Performance.................................................   44
Brokerage Allocation.......................................................   45
Transfer Agent Services....................................................   47
Custody of Portfolio.......................................................   48
Independent Auditors.......................................................   48
Appendix A- Description of Investment Risk.................................  A-1
Appendix B-Description of Bond Ratings.....................................  B-1
Financial Statements.......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Sub-Adviser, Indocam International Investment Services ("IIIS"), (the "Sub-Adviser") is organized under the laws of France and indirectly owned by Caisse Nationale de Credit Agricole. IIIS is responsible for providing advice to the Fund with respect to investments, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock, and securities convertible into common and preferred stock. Under normal conditions the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts). However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Sub-Adviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors - all in relation to the prevailing prices of the securities in each country or region.

In choosing investments for the Fund, the Adviser generally looks for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Fund will not restrict its investments to any particular size company and, consequently, the portfolio may include the securities of small and relatively less well-known companies. The securities of small and medium-sized companies may be subject to more volatile market movements than the securities of larger, more established companies or the stock market averages in general.

Under normal market conditions the fund will not invest in any fixed income securities. However, in abnormal market conditions the fund may temporarily invest in US Government securities and US Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including US Government securities maturing in 90 days or less).

In these situations, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called
Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value. The Fund's temporary defensive investments may also include: short-term debt obligations of U.S. companies, rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and short-term corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Fund determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Ratings as Investment Criteria. In general the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that these ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley (MCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs. The risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or for other non-speculative purposes, the Fund may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various fixed income securities (such as U.S. Government securities) and fixed income securities indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's fixed income securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's fixed income securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's fixed income securities and futures contracts based on other fixed income securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of fixed income securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of interest rate futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's fixed income securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular fixed income securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in fixed income securities, to alter the investment characteristics of fixed income securities or to gain or increase its exposure to a particular fixed income securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions for bona fide hedging or other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular bond markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3 % of the Fund's total assets (including the amount borrowed) taken at market value.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33 1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (6) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (8) For each Fund with respect to 75% of total assets [see nonfundamental investment restriction (h)], purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities):

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions, as well as the Fund's investment objective, are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

            (a) Participate on a joint or joint-and-several basis in any securities trading account (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the SEC pursuant to an exemptive order). The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

            (b)   Make short sales

            (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

            (d) Invest for the purpose of exercising control over or management of any company.

            (e)   Invest more than 15% of its net assets in illiquid securities.

            (f) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

            (g) Under normal conditions the Fund may not invest more than 10% of total assets in cash and /or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

            (h) The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than US Government securities).

            (i) Under normal market conditions the Fund will not invest in any fixed income securities. However, in abnormal market conditions the Fund may temporarily invest US Government securities and US Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including US Government securities maturing in 90 days or less).

            (j) The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks form both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley
                  (MSCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Stephen L. Brown*                        Trustee and Chairman (1, 2)            Chairman and Chief Executive Officer,
John Hancock Place                                                              John Hancock Life Insurance Company;
P.O. Box 111                                                                    Chairman and Director, John Hancock
Boston, MA 02117                                                                Advisers, Inc. (The Adviser), John
July 1937                                                                       Hancock Funds, Inc. (John Hancock
                                                                                Funds), The Berkeley Financial Group,
                                                                                Inc. (The Berkeley Group); Director,
                                                                                John Hancock Subsidiaries, Inc.; John
                                                                                Hancock Insurance Agency, Inc.;
                                                                                (Insurance Agency), (until June
                                                                                1999);  Federal Reserve Bank of
                                                                                Boston (until March 1999); John
                                                                                Hancock Signature Services, Inc.
                                                                                (Signature Services) (until January
                                                                                1997); Trustee, John Hancock Asset
                                                                                Management (until March 1997).

Maureen R. Ford *                        Trustee, Vice Chairman and Chief       President, Broker/Dealer Distributor,
101 Huntington Avenue                    Executive Officer                      John Hancock Life Insurance Company;
Boston, MA  02199                                                               Vice Chairman, Director and Chief
April 1955                                                                      Executive Officer, the Adviser, The
                                                                                Berkeley Group, John Hancock Funds;
                                                                                Chairman, Director and President,
                                                                                Insurance Agency, Inc.; Chairman,
                                                                                Director and Chief Executive Officer,
                                                                                Sovereign Asset Management
                                                                                Corporation (SAMCorp.); Senior Vice
                                                                                President, MassMutual Insurance Co.
                                                                                (until 1999); Senior Vice President,
                                                                                Connecticut Mutual Insurance Co.
                                                                                (until 1996).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Richard P. Chapman, Jr.                  Trustee (1)                            Chairman, President, and Chief
160 Washington Street                                                           Executive Officer, Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.;
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation, Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Apollo Gold, Inc.; Director Original
                                                                                Sixteen to One Mines, Inc. (until
                                                                                1999); Management Consultant (from
                                                                                1984-1987 and 1991-1998); Director,
                                                                                Freeport-McMoran Copper & Gold, Inc.
                                                                                (until 1997); Vice President, Chief
                                                                                Financial Officer and Director of
                                                                                Amax Gold, Inc. (until 1998).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Richard A. Farrell                       Trustee                                President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                         (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980,
23rd Floor                                                                      headed the venture capital group at
Boston, MA  02110                                                               Bank of Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                                Senior Vice President and Chief
3054 So. Abingdon Street                                                        Economist, The Conference Board
Arlington, VA  22206                                                            (non-profit economic and business
December 1947                                                                   research); Director, Unisys Corp.;
                                                                                and H.B. Fuller Company.  Director,
                                                                                National Bureau of Economic
                                                                                Research (academic).

William F. Glavin                        Trustee                                President Emeritus, Babson College
120 Paget Court - John's Island                                                 (as of 1997); Vice Chairman, Xerox
Vero Beach, FL 32963                                                            Corporation (until June 1989);
March 1932                                                                      Director, Caldor Inc., Reebok, Inc.
                                                                                (since 1994) and Inco Ltd.




-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dr. John A. Moore                        Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                    Trustee                                Executive Director, Council for
Council For International Exchange                                              International Exchange of Scholars
of Scholars                                                                     (since January 1998), Vice
3007 Tilden Street, N.W.                                                        President, Institute of
Washington, D.C.  20008                                                         International Education (since
May 1943                                                                        January 1998); Senior Fellow,
                                                                                Cornell Institute of Public Affairs,
                                                                                Cornell University (until December
                                                                                1997); President Emerita of Wells
                                                                                College and St. Lawrence University;
                                                                                Director, Niagara Mohawk Power
                                                                                Corporation (electric utility).

John W. Pratt                            Trustee                                Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                              Insurance Company; Director, the
P.O. Box 111                                                                    Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., John
August 1937                                                                     Hancock Subsidiaries, Inc.,
                                                                                SAMCorp., NM Capital, The Berkeley
                                                                                Group, JH Networking Insurance
                                                                                Agency, Inc.; Insurance Agency, Inc.
                                                                                (until June 1999), Signature
                                                                                Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Osbert M. Hood                           Executive Vice President and Chief     Executive Vice President and Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, each of the John
Boston, MA  02199                                                               Hancock Funds; Executive Vice
August 1952                                                                     President, Treasurer and Chief
                                                                                Financial Officer of the Adviser,
                                                                                the Berkeley Group, John Hancock
                                                                                Funds, SAMCorp. and NM Capital;
                                                                                Senior Vice President, Chief
                                                                                Financial Officer and Treasurer,
                                                                                Signature Services; Director IndoCam
                                                                                Japan Limited; Vice President and
                                                                                Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company, Retail Sector (until 1997).

Thomas H. Connors                        Vice President and Compliance          Vice President and Compliance
101 Huntington Avenue                    Officer                                Officer, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds, Inc.
September 1959

Susan S. Newton                          Vice President, Secretary and Chief    Vice President, Secretary and Chief
101 Huntington Avenue                    Legal Officer                          Legal Officer, the Adviser; John
Boston, MA  02199                                                               Hancock Funds, Signature Services,
March 1950                                                                      The Berkeley Group, NM Capital and
                                                                                SAMCorp.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione and Ms. Ford, each a non-Independent Trustee and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


Dennis S. Aronowitz           $ 71                     $ 75,250
Richard P. Chapman, Jr.*        72                       75,250
William J. Cosgrove*            68                       72,250
Douglas M. Costle (3)           57                       56,000
Leland O. Erdahl                69                       72,350
Richard A. Farrell              72                       75,250
Gail D. Fosler                  68                       72,250
William F. Glavin*              65                       68,100
Dr. John A. Moore*              69                       72,350
Patti McGill Peterson           72                       75,350
John W. Pratt                   68                       72,250
                              ----                     --------

Total                         $751                     $786,650

(1) Compensation is for the fiscal year ended October 31, 1999.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-one funds.

(3) Mr. Costle retired as of December 31, 1999.

* As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2000, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

                                                    Class of             Percentage of total Outstanding
Name and Address of Shareholders                     Shares              Shares of the Class of the Fund
--------------------------------                     ------              -------------------------------
MLPF&S For The Benefit of Its Customers                B                              19.35%
Attn: Fund Administration 97DA3
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

AP Croll Inc.                                          C                              11.28
Intertional TOA Holding a/c
101 Huntington Aveue
P.O.Box 9277
Boston, MA 02199

West Grand Medical Retirement                          C                              7.79%
Plan Robert H. Major, M.D.
1931 Summerhill Drive
Winterset IA

Copa Casino                                            C                              8.80%
777 Copa Casino Blvd.
Gulfport MS

NFSC FEBO                                              C                              6.23%
Richard Michael Jones
1653 arksode Dr
Clearwter FL

Quinstar Techonology, Inc.                             C                              5.77%
24085 Garnier Street
Torrance CA

John Hancock Life Insurance Co.                        C                              5.72%
Custodian for the Rollover IRA of
Gerald W. Conner
P.O. Box 504
Boones Mill VA

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

        Net Asset Value                              Annual Rate
        ---------------                              -----------

        First $250 million                              1.00%
        Next $250 million                               0.80%
        Next $250 million                               0.75%
        Amounts over $750 million                       0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Adviser's management fee was $150,931 $153,986 and $159,468, respectively. After expense reductions by the Adviser, the Adviser received no management fees for the fiscal years ended October 31, 1997, 1998, and 1999.

The Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") with IIIS under which IIIS, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada.

As of January 1, 2000 the Sub-Adviser to the Fund is "IIIS". Under its Sub-Advisory Agreement with the Adviser, IIIS will provide the Fund with advice and recommendations regarding the fund's investments. IIIS will also provide the Fund on a continuous basis with economic, financial and political information research and assistance concerning international markets. IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit

Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser will pay IIIS quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. Until March 1, 2000, the Fund had another sub-Adviser, John Hancock Advisers, International ("JHAI") located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. JHAI has agreed to waive all but 0.05% of the fee, as of January 1, 2000. The Sub-Advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying either Sub-Adviser's fee.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.90% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Sub-Adviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Sub-Adviser for the Fund or for other funds or clients for which the Adviser or a Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Sub Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. The Advisory Agreement, the IIIS Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the

Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreement may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser $ $2,771, $2,549 and $2,650, respectively, for services under this Agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser. Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1997, 1998 and 1999 were $41,697, $29,259, and $28,023, respectively. Of such amounts $6,635, $4,638 and $3,752, respectively, were retained by John Hancock Funds in 1997, 1998 and 1999. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or

Class C Plans at any time. For the fiscal year ended October 31, 1999, an aggregate of $ 9,452,066 of distribution expenses or 3.97% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 1999, an aggregate of $4,731 of distribution expenses or 2.68% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1999, the Fund paid John Hancock Funds the following amount of expenses in connection with their services for the Fund.

                                  Expense Items

                                      Printing and
                                      Mailing of                              Expenses of         Interest,
                                      Prospectuses to     Compensation to     John Hancock        Carrying or Other
                  Advertising         New Shareholders    Selling Brokers     Funds               Finance Charges
                  -----------         ----------------    ---------------     -----               ---------------
Class A           $ 5,181             $   575             $ 1,376             $12,566             $     0
Class B           $13,896             $ 1,318             $ 4,974             $32,546             $37,232
Class C           $   194             $    31             $    15             $   486             $     0


SALES COMPENSATION

As part of their business strategies, the fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                              First year
                              Sales charge paid by   Maximum                  service fee         Maximum total
                              investors (% of        reallowance              (% of net           compensation (1)
Class A investments           offering price)        (% of offering price)    investment) (3)     (% of offering price)
-------------------           ---------------        --------------------     ---------------     ---------------------
Up to $49,999                 5.00%                  4.01%                    0.25%               4.25%
$50,000 - $99,999             4.50%                  3.51%                    0.25%               3.75%
$100,000 - $249,999           3.50%                  2.61%                    0.25%               2.85%
$250,000 - $499,999           2.50%                  1.86%                    0.25%               2.10%
$500,000 - $999,999           2.00%                  1.36%                    0.25%               1.60%

Regular investments of
Class A shares of
$1 million or more (4)
----------------------
First $1M - $4,999,999        --                     0.75%                    0.25%               1.00%
Next $1 - $5M above that      --                     0.25%                    0.25%               0.50% (2)
Next $1 or more above that    --                     0.00%                    0.25%               0.25% (2)

Retirement investments of
Class A shares of
$1 million or more*
-------------------
First $1M - $24,999,999       --                     0.75%                    0.25%               1.00%
Next $25M -$49,999,999        --                     0.25%                    0.25%               0.50%
Next $1 or more above that    --                     0.00%                    0.25%               0.25%

                                                                              First year
                                                     Maximum                  service fee         Maximum total
                                                     reallowance              (% of net           compensation (1)
Class B investments                                  (% of offering price)    investment) (3)     (% of offering price)
-------------------                                  ---------------------    ---------------     ---------------------
All amounts                   --                     3.75%                    0.25%               4.00%

                                                                              First year
                                                     Maximum                  service fee         Maximum total
                                                     reallowance              (% of net           compensation (1)
Class C investments                                  (% of offering price)    investment) (3)     (% of offering price)
-------------------                                  ---------------------    ---------------     ---------------------
Amounts purchased at NAV      --                     0.75%                    0.25%               1.00%
All other amounts             1.00%                  1.75%                    0.25                2.00%

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value, plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services"), is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approval by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception the Fund account. Each of these investors may purchase Class A shares with no initial sales charges. However, if the shares are redeemed within 12 months after the end of the calendar years in which the purchase was made, a CDSC will be imposed at the following rate:

        Amount Invested                    CDSC Rate
        ---------------                    ---------
        $1 to $4,999,999                   1.00%
        Next $5 million to $9,999,999      0.50%
        Amounts of $10 million and over    0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (these types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchase of both Class B and Class C of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


      o  Proceeds of 50 shares redeemed at $12 per share (50 x 12)      $600.00
      o  *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o  Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                        (120.00)
                                                                        -------
      o  Amount subject to CDSC                                         $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B ( but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares or Class C that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.

For Retirement Accounts (such as traditional, Roth, and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described under the Internal Revenue Code) unless otherwise noted:

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and      Waived             Waived           Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matter relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/ or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata shares of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forward, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Because the Fund is not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 1999, the average annual total return for Class A shares of the Fund for the 1 year, 5 year periods and from commencement of operations on January 3, 1994 were 18.45%, 4.20% and 3.91%, respectively.

As of October 31, 1999, the average annual total return for Class B shares of the Fund for the 1 year, 5 year periods and from commencement of operations on January 3, 1994 were 18.74%, 4.18% and 3.95%, respectively.

As of October 31, 1999, the average total return for Class C shares of the Fund for the 1 year period and from commencement of operations on June 1, 1998 was 22.74% and 9.03%.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 years and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

      P =         a hypothetical initial investment of $1,000.
      T =         average annual total return.
      n =         number of years.
      ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life of the fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period of time. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any period of time. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or Sub-Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser and Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ending October 31, 1997, 1998 and 1999, the Fund paid negotiated brokerage commissions of $102,299, $106,317 and $101,052, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1999, the Fund paid $197 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending October 31, 1997, 1998 and 1999, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund also pays certain out-of- pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B

DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

      Conditional ratings, indicated by "Con," are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probable credit status upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS

                        JOHN HANCOCK MID CAP GROWTH FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                   May 1, 2000


This Statement of Additional Information provides information about John Hancock Mid Cap Growth Fund (the "Fund"), in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust).

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which may be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   11
Those Responsible for Management ..........................................   13
Investment Advisory and Other Services ....................................   20
Distribution Contracts ....................................................   22
Sales Compensation ........................................................   24
Net Asset Value ...........................................................   26
Initial Sales Charge on Class A Shares ....................................   26
Deferred Sales Charge on Class B and Class C Shares .......................   29
Special Redemptions .......................................................   33
Additional Services and Programs ..........................................   33
Purchases and Redemptions through Third Parties ...........................   35
Description of the Fund's Shares ..........................................   35
Tax Status ................................................................   36
Calculation of Performance ................................................   41
Brokerage Allocation ......................................................   42
Transfer Agent Services ...................................................   44
Custody of Portfolio ......................................................   44
Independent Auditors ......................................................   44
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. Prior to June 1, 1999, the Fund was called John Hancock Special Opportunities Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by a vote of the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of total assets in stocks of medium-capitalization companies--companies in the capitalization range of the Russell MidCap Growth Index.

In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies.

The manager conducts fundamental financial analysis to identify companies with above average earnings growth. The manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger. The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The fund may not invest more than 5% of assets in any one security (other than securities of the U.S. government, its agencies or instrumentalities).

The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indices or currencies).

Under normal conditions, the fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts). Under normal conditions, the fund will not invest in any other fixed income securities. However, in abnormal market conditions, the fund may temporarily invest in U.S. government securities and U.S. government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less). The equity securities in which the Fund invests consist primarily of common stocks but may also include preferred stocks and warrants.

Government Securities. Under normal conditions the fund will not invest in any fixed income securities except cash equivalents as noted above. However, in abnormal conditions the fund may temporarily invest in US Government securities and US Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including US Government securities maturing in 90 days or less). Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investment in Foreign Securities. The Fund may invest up to 10% of total assets in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities Indices. The Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, the Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. The Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may not make short sales.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, interest rate or currency swaps, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

      (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may retain or sell real estate acquired due to the ownership of securities.

      (6) Make loans, except that the Fund may (a) lend portfolio securities in an amount that does not exceed 33 1/3% of such Fund's total assets; (b) enter into repurchase agreements; and (c) purchase bank certificates of deposit, bank loan participation agreements, bankers' acceptances or all or a portion of an issue of debt securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except financial futures contracts, options on securities, securities indices, currency and other financial instruments, options on futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, warrants and repurchase agreements entered into in accordance with the Fund's investment policies. See also nonfundamental (h)

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. This limitation does not apply to investments by the Fund in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (9) With respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer. See also nonfundamental (g)

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

      (b)   Make short sales of securities.

      (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
            (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (d) Invest for the purpose of exercising control over or management of any company.

      (e)   Invest more than 15% of its net assets in illiquid securities.

      (f) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

      (g) Invest more than 5% of its total assets at time of purchase in any one security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

      (h)   purchase or sell currency options or currency futures.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers or Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Stephen L. Brown*                        Trustee and Chairman (1, 2)            Chairman and Chief Executive Officer,
John Hancock Place                                                              John Hancock Life Insurance Company;
P.O. Box 111                                                                    Chairman and Director, John Hancock
Boston, MA 02117                                                                Advisers, Inc. (The Adviser), John
July 1937                                                                       Hancock Funds, Inc. (John Hancock
                                                                                Funds), The Berkeley Financial Group,
                                                                                Inc. (The Berkeley Group); Director,
                                                                                John Hancock Subsidiaries, Inc.; John
                                                                                Hancock Insurance Agency, Inc.;
                                                                                (Insurance Agency), (until June
                                                                                1999);  Federal Reserve Bank of
                                                                                Boston (until March 1999); John
                                                                                Hancock Signature Services, Inc.
                                                                                (Signature Services) (until January
                                                                                1997); Trustee, John Hancock Asset
                                                                                Management (until March 1997).

Maureen R. Ford *                        Trustee, Vice Chairman and Chief       President, Broker/Dealer Distributor,
101 Huntington Avenue                    Executive Officer                      John Hancock Life Insurance Company;
Boston, MA  02199                                                               Vice Chairman, Director and Chief
April 1955                                                                      Executive Officer, the Adviser, The
                                                                                Berkeley Group, John Hancock Funds;
                                                                                Chairman, Director and President,
                                                                                Insurance Agency, Inc.; Chairman,
                                                                                Director and Chief Executive Officer,
                                                                                Sovereign Asset Management
                                                                                Corporation (SAMCorp.); Senior Vice
                                                                                President, MassMutual Insurance Co.
                                                                                (until 1999); Senior Vice President,
                                                                                Connecticut Mutual Insurance Co.
                                                                                (until 1996); Vice President,
                                                                                Integrated Resources (until 1989).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Richard P. Chapman, Jr.                  Trustee (1)                            Chairman, President, and Chief
160 Washington Street                                                           Executive Officer, Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.;
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation, Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Apollo Gold, Inc.; Director Original
                                                                                Sixteen to One Mines, Inc. (until
                                                                                1999); Management Consultant (from
                                                                                1984-1987 and 1991-1998); Director,
                                                                                Freeport-McMoran Copper & Gold, Inc.
                                                                                (until 1997); Vice President, Chief
                                                                                Financial Officer and Director of
                                                                                Amax Gold, Inc. (until 1998).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Richard A. Farrell                        Trustee                               President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                         (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980,
23rd Floor                                                                      headed the venture capital group at
Boston, MA  02110                                                               Bank of Boston Corporation.
November 1932

Gail D. Fosler                            Trustee                               Senior Vice President and Chief
3054 So. Abingdon Street                                                        Economist, The Conference Board
Arlington, VA  22206                                                            (non-profit economic and business
December 1947                                                                   research); Director, Unisys Corp.;
                                                                                and H.B. Fuller Company.  Director,
                                                                                National Bureau of Economic
                                                                                Research (academic).

William F. Glavin                         Trustee                               President Emeritus, Babson College
120 Paget Court - John's Island                                                 (as of 1997); Vice Chairman, Xerox
Vero Beach, FL 32963                                                            Corporation (until June 1989);
March 1932                                                                      Director, Caldor Inc., Reebok, Inc.
                                                                                (since 1994) and Inco Ltd.




----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dr. John A. Moore                         Trustee                               President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                     Trustee                               Executive Director, Council for
Council For International Exchange of                                           International Exchange of Scholars
Scholars                                                                        (since January 1998), Vice
3007 Tilden Street, N.W.                                                        President, Institute of
Washington, D.C.  20008                                                         International Education (since
May 1943                                                                        January 1998); Senior Fellow,
                                                                                Cornell Institute of Public Affairs,
                                                                                Cornell University (until December
                                                                                1997); President Emerita of Wells
                                                                                College and St. Lawrence University;
                                                                                Director, Niagara Mohawk Power
                                                                                Corporation (electric utility).

John W. Pratt                             Trustee                               Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

Richard S. Scipione *                     Trustee (1)                           General Counsel, John Hancock Life
John Hancock Place                                                              Insurance Company; Director, the
P.O. Box 111                                                                    Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., John
August 1937                                                                     Hancock Subsidiaries, Inc.,
                                                                                SAMCorp., NM Capital, The Berkeley
                                                                                Group, JH Networking Insurance
                                                                                Agency, Inc.; Insurance Agency, Inc.
                                                                                (until June 1999), Signature
                                                                                Services (until January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Osbert M. Hood                           Executive Vice President and Chief     Executive Vice President and  Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, each of the John
Boston, MA  02199                                                               Hancock Funds; Executive Vice
August 1952                                                                     President, Treasurer and Chief
                                                                                Financial Officer of the Adviser,
                                                                                the Berkeley Group, John Hancock
                                                                                Funds, SAMCorp. and NM Capital;
                                                                                Senior Vice President, Chief
                                                                                Financial Officer and Treasurer,
                                                                                Signature Services; Director IndoCam
                                                                                Japan Limited; Vice President and
                                                                                Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company, Retail Sector (until 1997).

Thomas H. Connors                        Vice President and Compliance          Vice President and Compliance
101 Huntington Avenue                    Officer                                Officer, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds, Inc.
September 1959

Susan S. Newton                          Vice President, Secretary and Chief    Vice President, Secretary and Chief
101 Huntington Avenue                    Legal Officer                          Legal Officer, the Adviser; John
Boston, MA  02199                                                               Hancock Funds, Signature Services,
March 1950                                                                      The Berkeley Group, NM Capital and
                                                                                SAMCorp.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione and Ms. Ford, each a non-Independent Trustee and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                         Aggregate                            Total Compensation From the
                                         Compensation                         Fund and John Hancock Fund
Independent Trustees                     From the Fund(1)                     Complex to Trustees(2)
--------------------                     ----------------                     ----------------------
Dennis S. Aronowitz                      $   1,110                            $  75,250
Richard P. Chapman, Jr.*                     1,122                               75,250
William J. Cosgrove*                         1,076                               72,250
Douglas M. Costle (3)                          905                               56,000
Leland O. Erdahl                             1,078                               72,350
Richard A. Farrell                           1,122                               75,250
Gail D. Fosler                               1,076                               72,250
William F. Glavin*                           1,019                               68,100
Dr. John A. Moore*                           1,078                               72,350
Patti McGill Peterson                        1,123                               75,350
John W. Pratt                                1,076                               72,250
                                         ---------                            ---------
Total                                    $  11,785                            $ 786,650

(1) Compensation is for the fiscal year ended October 31, 1999.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-one funds.

(3) Mr. Costle retired as of December 31, 1999.

* As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2000, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------------------------------------
                                                                          Percentage of Total Outstanding
Name and Address of Shareholder                    Class of Shares               Shares of the Fund
-------------------------------                    ---------------               ------------------
--------------------------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit of Its Customers             B                             6.28%
Attn: Fund Administration 97DA5
4800 Deer Lake Drive E 2nd Flr
Jacksonville FLA 32246-6484

--------------------------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit of Its Customers             C                            21.26%
Attn: Fund Administration 97DA5
4800 Deer Lake Drive E 2nd Flr
Jacksonville FLA 32246-6484

--------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life Ins Co.                         C                             9.60%
Custodian for the Rollover IRA of
Roberto Rodriguez
PO Box 818
Maywood CA

--------------------------------------------------------------------------------------------------------------
Paul F. Lufbery                                          C                             7.54%
187 Pond Hill
North Haven CT

--------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life Ins Co                          C                             7.33%
Custodian For the IRA of
Jarvis R. Dennis
1915 Mesa Trl
Edmond OK

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds and in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

                   Net Asset Value                         Annual Rate
                   ---------------                         -----------

             First  $500,000,000                              0.80%
             Next   $500,000,000                              0.75%
             Amount over  $1,000,000,000                      0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser an investment advisory fee of $3,039,997, $2,380,126 and $1,918,860, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid the Adviser $69,934, $49,802 and $39,688, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1997, 1998 and 1999 were $579,686, $193,713 and $95,349, respectively. Of such amounts $91,952, $30,378 and $7,740, respectively, were retained by John Hancock Funds in 1997, 1998 and 1999. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 1999, an aggregate of $10,242,783 of distribution expenses or 7.55%of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the year ended October 31, 1999, an aggregate of $2,516 of distribution expenses or 1.03% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior period.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1999, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                                        Printing and                                                 Interest,
                                        Mailing of                                Expenses of        Carrying or
                                        Prospectus to       Compensation          John               Other
                                        New                 to Selling            Hancock            Finance
                      Advertising       Shareholders        Brokers               Funds              Charges
                      -----------       ------------        -------               -----              -------
Class A               $  47,025         $ 22,781            $ 142,774             $ 98,391           $      0
Class B               $  97,269         $ 42,184            $ 396,420             $211,854           $515,730
Class C               $     462         $    273            $     151             $    926           $      0


SALES COMPENSATION

As part of their business strategies, the fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                Sales charge            Maximum                  First year service  Maximum total
                                paid by investors       reallowance              fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------    ---------------     ---------------------
Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%               1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%               0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%               0.25% (2)

Retirement investments
of Class A shares of
$1 million or more *
--------------------

First $1M - $24,999,999         --                      0.75%                    0.25%               1.00%
Next $25M -$49,999,999          --                      0.25%                    0.25%               0.50%
Next $1 or more above that      --                      0.00%                    0.25%               0.25%

                                                        Maximum                  First year service  Maximum total
                                                        reallowance              fee (% of net       compensation (1)
Class B investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------
All amounts                     --                      3.75%                    0.25%               4.00%

                                                        Maximum                  First year service  Maximum total
                                                        reallowance              fee (% of net       compensation (1)
Class C investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------
Amounts purchased at NAV        --                      0.75%                    0.25%               1.00%
All other amounts               1.00%                   1.75%                    0.25%               2.00%

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.


(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative").

Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

      o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

      o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

      o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

      o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

      o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

      o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

      o Pension plans transferring assets from John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

      o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                           CDSC RATE
      ---------------                                           ---------

      $1 to $4,999,000                                            1.00%
      Next $5 million to $9,999,999                               0.50%
      Amounts of $10 million and over                             0.25%

Class C shares may be offered without a front-end sales charge to:


      o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (these types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

      o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transaction involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a 48 month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


      o Proceeds of 50 shares redeemed at $12 per share
        (50 x 12)                                                   $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                     (120.00)
                                                                   --------
      o Amount subject to CDSC                                      $280.00

      * The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvestment dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver do not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that in vested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code unless otherwise noted:

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

------------------------------------------------------------------------------------------------------------------
Type of                    401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution               (401 (k), MPP,                                       Rollover
                           PSP) 457 & 408
                           (SEPs & Simple
                           IRAs)
------------------------------------------------------------------------------------------------------------------
Death or Disability        Waived            Waived            Waived           Waived            Waived
------------------------------------------------------------------------------------------------------------------
Over 70 1/2                Waived            Waived            Waived           Waived for        12% of account
                                                                                mandatory         value annually
                                                                                distributions     in periodic
                                                                                or 12% of         payments
                                                                                account value
                                                                                annually in
                                                                                periodic
                                                                                payments.
------------------------------------------------------------------------------------------------------------------
Between 59 1/2 and 70 1/2  Waived            Waived            Waived           Waived for Life   12% of account
                                                                                Expectancy or     value annually
                                                                                12% of account    in periodic
                                                                                value annually    payments
                                                                                in periodic
                                                                                payments.
------------------------------------------------------------------------------------------------------------------
Under 59 1/2               Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)             annuity           annuity           annuity          annuity           value annually
                           payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                           or 12% of         or 12% of         or 12% of        or 12% of         payments
                           account value     account value     account value    account value
                           annually in       annually in       annually in      annually in
                           periodic          periodic          periodic         periodic
                           payments.         payments.         payments.        payments.
------------------------------------------------------------------------------------------------------------------
Loans                      Waived            Waived            N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------
Termination of Plan        Not Waived        Not Waived        Not Waived       Not Waived        N/A
------------------------------------------------------------------------------------------------------------------
Hardships                  Waived            Waived            Waived           N/A               N/A
------------------------------------------------------------------------------------------------------------------
Qualified Domestic         Waived            Waived            Waived           N/A               N/A
Relations Orders
------------------------------------------------------------------------------------------------------------------
Termination of             Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
------------------------------------------------------------------------------------------------------------------
Return of Excess           Waived            Waived            Waived           Waived            N/A
------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may by added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions imposed by the Internal Revenue Service with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata are of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $6,126,325 of capital loss carry forwards available to the extent provided by regulations to offset future net realized capital gains. The carry forwards expire as follows: October 31, 2000- $12,856, October 31, 2001- $1,657,886, and
October 31, 2002- $4,455,583.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 1999, the average annual total returns for Class A shares of the Fund for the 1 year and 5 year periods and since commencement of operations on November 1, 1993 were 33.99%, 16.14% and 11.98%, respectively.

As of October 31, 1999, the average annual total returns for Class B shares of the Fund for the 1 year and 5 year period and since commencement of operations on November 1, 1998 were 35.14%, 16.33% and 12.07%, respectively.

As of October 31, 1999, the average annual total returns for Class C shares of the Fund for the 1 year period and since commencement of operations on June 1, 998 were 39.02% and 15.22%, respectively.

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

T = ((ERV/P)^(1/n)) - 1

Where:

         P        =      a hypothetical initial investment of $1,000
         T        =      average annual total return
         n        =      number of years
         ERV      =      ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of the designated period.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis", a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance ranking and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemption of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended October 31, 1997, 1998 and 1999, the Fund paid negotiated brokerage commissions of $535,844, $1,541,022, and $776,503, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the years ended October 31, 1999, the Fund directed commissions in the amount of $253,996 to compensate brokers for research services such as industry and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, the John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid no commissions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust, the Adviser or the Affiliated Broker. Commissions on transactions with Affiliated Brokers must comply with Rule 17e-1 of the 1940 Act and must be fair and reasonable to shareholders as determined in good faith by the Trustees. Because the Adviser, which is affiliated with the Affiliated Broker, has, as investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

                                   APPENDIX B

                           DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

      AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

      Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS






                                       F-1